HOMESTEAD FUNDS

SEMI-ANNUAL REPORT
    JUNE 30, 2000

[PHOTO]

-   Daily Income
-   Short-Term Government Securities
-   Short-Term Bond
-   Stock Index
-   Value
-   Small Company Stock

[HOMESTEAD FUNDS INC. LOGO]

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                                       2

[PHOTO]

TABLE OF CONTENTS

PERFORMANCE EVALUATION

         Daily Income                                        5-6

         Short-Term Government Securities                    7-8

         Short-Term Bond                                    9-10

         Stock Index                                       11-12

         Value                                             13-14

         Small Company Stock                               15-16

PORTFOLIO OF INVESTMENTS

         Daily Income                                      18-22

         Short-Term Government Securites                   23-24

         Short-Term Bond                                   25-33

         Stock Index                                          34

         Value                                             35-38

         Small Company Stock                               39-41

FINANCIAL STATEMENTS                                       42-47

FINANCIAL HIGHLIGHTS                                       48-53

NOTES TO FINANCIAL STATEMENTS                              54-56

APPENDIX A - Equity 500 Index Portfolio                    i-xx

LETTER FROM THE INVESTMENT MANAGER

Dear Shareholder:

The US economy continued to expand in the first half of 2000, but growth was less vigorous than in prior periods. In an effort to slow the pace of economic expansion and keep inflation in check, the Federal Reserve began steering interest rates higher last year. The Fed has intervened five times in the last 12 months, with three of those instances occurring in 2000. A March/April sell-off of technology and dot-com stocks pushed most measures of broad stock market performance lower for this reporting period.

As you'll read in the fund manager's commentary that follows this letter, Homestead's Value and Small Company Stock Fund managers are still challenged by investors' unwillingness to acknowledge value stocks. Value investing--an investment discipline which seeks to identify companies selling at depressed valuation levels but are poised for a comeback. These funds will continue to be managed according to the principles of true value investing.

Of course, we realize that mutual fund investors want choices and the opportunity to select different investment approaches. In October of 1999, we added the Stock Index Fund, which is managed to track the Standard & Poor's 500 Stock Index. Plans are underway to introduce other new funds.

Shareholders will also see service enhancements. As we explained in a recent letter, Homestead Funds has selected a new transfer agent and this change will allow us to roll out a number of improvements, including the option to combine your account mailings and receive less mail. In addition, we are planning for the introduction of a Homestead Funds' website. Our goal is to provide you with the investment options, educational materials and help you need to build your fund portfolio and stay on course.

We appreciate the opportunity to help you meet your financial goals. Thank you for investing with Homestead Funds.

Sincerely,


/s/ PETER R. MORRIS


Peter R. Morris

Director of Investments

August 18, 2000

DAILY INCOME FUND

MARKET CONDITIONS

The Federal Reserve maintained its tight monetary policy and took steps to raise rates throughout this reporting period. The Fed's target for the federal funds rate, a key short-term market rate and the pace-setter for yields at the short end of the yield curve, was notched up 100 basis points from its year-end '99 level to 6.5%.

By the end of the first half, there were tangible signs the Fed's tactics were working to slow the economy. Rates backed off their May highs, with buyers betting the Fed would continue to be successful in steering the economy to a soft landing.

FUND PERFORMANCE AND STRATEGY

A rise in interest rates is good news for money market investors. The Fund's seven-day compound annualized yield was 6.02% on June 30, compared to 5.37% at the start of the period.


TOTAL RETURN                Six Months Ended 6/30/00
                            ------------------------
Daily Income Fund                              2.71%

Thinking that rates would move higher, we kept the Fund's maturity at the short end of our already short 365-day maximum. This allowed us to reinvest quickly in higher yielding securities.

At this point, the economy appears to be slowing. We expect few, if any, additional moves by the Fed to raise rates in the near term. Accordingly, we plan to gradually extend the Fund's average maturity, in an effort to lock in yields at the current attractive levels.

DAILY INCOME FUND

PORTFOLIO COMPOSITION


SECURITY DIVERSIFICATION

                                                                            on 12/31/99        on 6/30/00
-------------------------------------------------------------------------------------------------------------------------
Commercial paper                                                                56.3%              76.1%
-------------------------------------------------------------------------------------------------------------------------
Corporate bonds                                                                 34.4%              13.7%
-------------------------------------------------------------------------------------------------------------------------
U.S. Government obligations                                                      5.4%              10.1%
-------------------------------------------------------------------------------------------------------------------------
Cash equivalents                                                                 3.9%                .1%
-------------------------------------------------------------------------------------------------------------------------
    Total                                                                        100%               100%
=========================================================================================================================

                                                                            on 12/31/99        on 6/30/00
-------------------------------------------------------------------------------------------------------------------------
AVERAGE WEIGHTED MATURITY                                                     55 days            36 days
-------------------------------------------------------------------------------------------------------------------------


YIELD
Annualized 7-day compound yield (quoted 6/30/00)                                                  6.02%
-------------------------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
periods ended 6/30/00

                                                                         Since
                                                                         Inception
                               1 Year              5 Year                (11/90)
----------------------------------------------------------------------------------------------------
Daily Income Fund                5.2%                4.9%                4.5%
----------------------------------------------------------------------------------------------------

Past performance is not predictive of future performance.

SHORT-TERM GOVERNMENT SECURITIES FUND

MARKET CONDITIONS

The Federal Reserve's tighter monetary policy looks to have successfully weakened the torrid pace of economic growth. GDP declined from an annualized 8.3% in the fourth quarter of '99, to an annualized 5.5% in the first quarter of '00, and to an annualized 4.8% in the second quarter of '00. Unemployment remains very low.

In the series of rate increases that began after the 1998 global financial crisis, the Fed pushed its target for the federal funds rate 175 basis points higher to 6.5%, its highest level since 1991. The Fed has worked to slow economic growth and stave off any emerging inflationary pressures, which were further jeopardized by the surge in crude oil prices.

Treasury yields peaked in May with two-year notes at 6.90% and five-year notes at 6.80%. The timing of the yield spike coincided with the Fed's last tightening and the market's fears that the federal funds rate would reach 7.0% or 7.5% by year end.

Yields fell back a bit from these levels as new data showed a slowing economy, making it less likely the Fed would raise rates again. Also, the large budget surplus enabled the government to buy back long-term bonds. Tighter supply conditions helped drive Treasury yields back to year-end '99 levels of about 6.35% for two-year notes and 6.20% for five-year notes.

FUND PERFORMANCE AND STRATEGY

Typically, longer term securities offer higher yields than shorter term securities. The higher yield compensates investors for committing their money for a greater time period. But for roughly half of this reporting period, five-year Treasuries actually yielded less than two-year Treasuries, resulting in a flattening of the Treasury yield curve.

The flat yield curve hurt your Fund's relative performance, as we did not realize as much price appreciation from the decline in intermediate-term yields as some of the funds in our peer group did. This Fund is managed to maintain a weighted average portfolio maturity of three years or less, whereas our benchmark index includes funds with maturities as long as 4.99 years. While our portfolio does include securities with maturity dates beyond three years, we have less overall exposure to longer term securities relative to the Index.

TOTAL RETURNS                                   Six Months Ended 6/30/00
                                                ------------------------
Short-Term Government Securities Fund                              2.58%
Merrill Lynch 1-4.99 Year U.S. Treasury Index                      3.17%



We think current interest rate levels reflect a best-case scenario: that the Fed has successfully engineered a soft landing for the powerhouse economy and that no further rate hikes will be needed. While the Fed may in fact be finished for awhile, we are not sure rates won't move higher later this year. We note the continued tight labor market, the fact that rates have fallen back some already since May and--if the Republican ticket wins the election--the possibility of hefty tax cuts and increased spending on defense. We remain cautious in our outlook and would need new evidence to think any further decline in rates would occur.

SHORT-TERM GOVERNMENT SECURITIES FUND

PORTFOLIO COMPOSITION

SECURITY DIVERSIFICATION

                                                                            on 12/31/99        on 6/30/00
-------------------------------------------------------------------------------------------------------------------------
U.S. Treasuries                                                                 59.6%              53.4%
-------------------------------------------------------------------------------------------------------------------------
Government-guaranteed agencies                                                  19.5%              25.3%
-------------------------------------------------------------------------------------------------------------------------
Mortgage-backed securities                                                      16.0%              17.9%
-------------------------------------------------------------------------------------------------------------------------
Cash equivalents                                                                 4.9%               3.4%
-------------------------------------------------------------------------------------------------------------------------
    Total                                                                        100%               100%
=========================================================================================================================



                                                                            on 12/31/99        on 6/30/00
-------------------------------------------------------------------------------------------------------------------------
AVERAGE WEIGHTED MATURITY                                                   2.83 years         2.95 years
-------------------------------------------------------------------------------------------------------------------------

YIELD
Annualized 30-day SEC yield (quoted 6/30/00)                                                        5.86%
-------------------------------------------------------------------------------------------------------------------------



AVERAGE ANNUAL TOTAL RETURNS
periods ended 6/30/00

                                                                                          Since
                                                                                          Inception
                                                       1 Year            5 Year           (5/95)
-------------------------------------------------------------------------------------------------------------------------
Short-Term Government Securities Fund                    4.4%             4.9%             5.2%
-------------------------------------------------------------------------------------------------------------------------
Merrill Lynch 1-4.99 Year U.S. Treasury Index            4.8%             5.8%             6.2%
-------------------------------------------------------------------------------------------------------------------------

PERFORMANCE COMPARISON
        (OOO)



                                May 95    Dec 95     Dec 96    Dec 97    Dec 98     Dec 99    June 00
Homestead Short-Term
Government Securities Fund     $10,000    $10,544    $11,014   $11,645   $12,286    $12,640   $12,966

Merrill Lynch
1-4.99 Year
U.S. Treasury Index            $10,000    $10,757    $11,238   $12,037   $12,970    $13,234   $13,654


Comparison of the change in value of a $10,000 investment in the Fund at inception and the Merrill Lynch 1-4.99 Year U.S. Treasury Index. Past performance is not predictive of future performance. The Short-Term Government Securities Fund average annual total returns are net of any fee waivers and reimbursements.

SHORT-TERM BOND FUND

MARKET CONDITIONS

During the first half of 2000, economic growth slowed to a more modest level, and interest rates trended higher on the urging of the Federal Reserve. The Fed's Open Market Committee has met four times since the beginning of the year and took action to raise rates in each of the first three sessions. The Fed left rates unchanged at their last meeting on June 28, opting to wait and see whether further tightening is needed.

Fears of higher inflation and a rising interest rate environment kept upward pressure on interest rates into May of this year. Bond prices, which move in the opposite direction of yields, declined. Late in this reporting period and after new data suggested the economy was in fact slowing, buyers stepped in and yields backed down from these levels.

In the Treasury market, tight supply kept a lid on Treasury yields relative to other comparable maturity issues. Here, the budget surplus has allowed the government to buy back select issues and created a scarcity of issues for buyers.

FUND PERFORMANCE AND STRATEGY

An increase in interest income offset the corresponding decline in price, allowing your Fund to post a positive total return. We closely tracked our benchmark index.

TOTAL RETURNS               Six Months Ended 6/30/00
                            ------------------------
Short-Term Bond Fund                           2.91%
Merrill Lynch 1-4.99 Year Govt./Corp. Index    2.98%



During the period, we took advantage of the historically wide yield spreads that emerged and purchased securities offering a yield advantage over Treasuries. As required by the Fund's prospectus, these securities all have very high credit quality ratings.

The Fed is likely finished for now, but looking ahead we see more evidence pointing to further rate increases than decreases. Our cautious outlook is based on rates having already backed off their highs in May, strong consumer confidence and the possibility of a Republican victory, which could pump more money back into the economy through tax cuts and defense spending. We expect to maintain our defensive portfolio structure and continue to emphasize non-Treasury issues that offer an incremental yield advantage.

SHORT-TERM BOND FUND

PORTFOLIO COMPOSITION

SECURITY DIVERSIFICATION

                                                                            on 12/31/99        on 6/30/00
-------------------------------------------------------------------------------------------------------------------------
Corporate bonds                                                                 42.9%              44.5%
-------------------------------------------------------------------------------------------------------------------------
Mortgage-backed securities                                                      24.9%              24.5%
-------------------------------------------------------------------------------------------------------------------------
Asset-backed securities                                                         19.5%              18.9%
-------------------------------------------------------------------------------------------------------------------------
U.S. Government obligations                                                     11.5%              10.3%
-------------------------------------------------------------------------------------------------------------------------
Commercial paper                                                                 0.0%               1.7%
-------------------------------------------------------------------------------------------------------------------------
Cash equivalents                                                                 1.2%                .1%
-------------------------------------------------------------------------------------------------------------------------
    Total                                                                        100%               100%
=========================================================================================================================

                                                                            on 12/31/99        on 6/30/00
-------------------------------------------------------------------------------------------------------------------------
AVERAGE WEIGHTED MATURITY                                                   2.91 years         2.88 years
-------------------------------------------------------------------------------------------------------------------------

YIELD

Annualized 30-day SEC yield (quoted 6/30/00)                                                       6.41%
-------------------------------------------------------------------------------------------------------------------------



AVERAGE ANNUAL TOTAL RETURNS
periods ended 6/30/00

                                                                                             Since
                                                                                             Inception
                                                      1 Year              5 Year             (11/91)
-------------------------------------------------------------------------------------------------------------------------
Short-Term Bond Fund                                    4.8%                5.6%             5.8%
-------------------------------------------------------------------------------------------------------------------------
Merrill Lynch 1-4.99 Year Corp./Gov. Index              4.6%                5.8%             6.2%
-------------------------------------------------------------------------------------------------------------------------

PERFORMANCE COMPARISON
        (OOO)


                         Nov 91   Dec 92    Dec 93     Dec 94    Dec 95    Dec 96    Dec 97    Dec 98   Dec 99   June 00
Homestead Short-Term
Bond Fund               $10,000   $10,842   $11,560    $11,570   $12,820   $13,482   $14,374   $15,294  $15,785  $16,245

Merrill Lynch
1-4.99 Year
Corp./Gov. Index        $10,000   $11,007   $11,792    $11,727   $13,247   $13,858   $14,850   $15,990  $16,341  $16,829

Comparison of the change in value of a $10,000 investment in the Fund at inception and the Merrill Lynch 1-4.99 Year Corp./Gov. Index. Past performance is not predictive of future performance. The Short-Term Bond Fund average annual total returns are net of any fee waivers and reimbursements.

STOCK INDEX FUND

THE ECONOMY

The Federal Reserve kept upward pressure on interest rates throughout the six-month period ended June 30. This strategy looks to have effectively slowed the economy. GDP slowed to an annualized 4.8% in the second quarter of '00, down from an annualized 8.3% at year-end '99. The Fed's enemy--inflation--remained tame, despite the very tight labor market and an increase in oil prices that threatened to spill over and raise other prices at the consumer level.

MARKET CONDITIONS

A shake-out in the technology sector, touched off by weaker than expected earnings preannouncements, sent the NASDAQ and other major market indices lower for the six months ended June 30, 2000. Because of technology stocks' huge advances in prior years, this sector makes up a large portion of the total holdings for most broad market measures and sets the stage for index performance.

FUND PERFORMANCE

The Standard & Poor's 500 Stock Index, the benchmark this Fund seeks to match, turned in a -.42% return for this period. We tracked closely, with a -.81% showing.

TOTAL RETURNS               Six Months Ended 6/30/00
                            ------------------------
Stock Index Fund                               -.81%
S&P 500                                        -.42%



The market's best performers tended to come from the health care, energy and utilities sectors. Large-cap technology stocks, which powered the S&P 500 in '99, lost ground.

The S&P 500 is weighted by market capitalization (share price times number of shares outstanding). This means that as more shares are issued and/or a company's share price rises, the Index takes a bigger position. Because your Fund is managed to move in lock step, you can expect your Fund's positions to be adjusted accordingly.

You can see the effects of recent market events on the Fund's top holdings. At year-end '99, Microsoft represented 4.8% of holdings and was our largest position. This stock retreated in the first half of 2000, and, on June 30, it was our fourth largest holding with a weighting of 3.3%. Again comparing holdings at year-end 1999 to period-end June 30, 2000, the only new top five holding was Pfizer, which replaced Exxon at the number five position.

STOCK INDEX FUND

PORTFOLIO COMPOSITION

TOP HOLDINGS ON 6/30/00

                                                                                               % of total
                                                                        Industry              market value
-------------------------------------------------------------------------------------------------------------------------
General Electric Co.                                              Diversified Manufacturing       4.1%
-------------------------------------------------------------------------------------------------------------------------
Intel Corp.                                                        Microprocessors                3.5%
-------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.                                                Networking Products            3.5%
-------------------------------------------------------------------------------------------------------------------------
Microsoft Corp.                                                    Application Software           3.3%
-------------------------------------------------------------------------------------------------------------------------
Pfizer, Inc.                                                       Pharmaceuticals                2.4%
-------------------------------------------------------------------------------------------------------------------------



TOTAL RETURNS
period ended 6/30/00

                                                                                              Since
                                                                                              Inception
                                                                                              (10/99)
-------------------------------------------------------------------------------------------------------------------------
Stock Index Fund                                                                              8.8%
-------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                                                 9.2%
-------------------------------------------------------------------------------------------------------------------------




PERFORMANCE COMPARISON
        (OOO)

                        Oct 99          Dec 99          June 00
Homestead Stock
Index Fund              $10,000         $10,965         $10,877

Standard & Poors 500
Index                   $10,000         $10,969         $10,923

Comparison of the change in value of a $10,000 investment in the Fund at inception and the S&P 500 Index. Past performance is not predictive of future performance. The Stock Index Fund average annual total returns are net of any fee waivers and reimbursements.

VALUE FUND

THE ECONOMY

The economy continued to expand during the first half of 2000, but GDP grew at a slightly slower pace than was reported at year-end '99. The labor markets remained tight, with the unemployment rate reaching a 30-year low of 3.9% in April. However, data released just after the close of this reporting period showed an increase in claims for unemployment benefits, a sign that the economy is beginning to slowdown.

Fearing a buildup of inflationary pressures, the Federal Reserve kept interest rates on the upward course set in 1999. So far this year, the Federal Reserve has adjusted its target for the federal funds rate three times, lifting this key short-term market rate from 5.5% at the start of the reporting period to 6.5% at the close.

MARKET CONDITIONS

Most stock market indices posted flat to negative results. The NASDAQ Composite trended higher into March and cracked the 5,000 mark twice. This level did not hold. The Index fell 38% from March through May before recovering 16% of its value in June.

Technology stocks led the downward trend. As we've discussed with our shareholders before, many of these stocks had reached ridiculously high prices and a sell-off was to be expected. Disappointing earnings preannouncements were a catalyst for their collapse.

FUND PERFORMANCE AND STRATEGY

Value stocks remained out of favor relative to their growth stock peers. Thus, the Fund's return continued to lag the S&P 500 Stock Index's.

TOTAL RETURNS               Six Months Ended 6/30/00
                            ------------------------
Value Fund                                    -5.11%
S&P 500                                        -.42%

We are disappointed that the investment climate did not allow us to post stronger returns, but we continue to have a great deal of confidence in the Fund's holdings. Every company we own is profitable and was acquired at compelling prices. The average price/earnings ratio for all of the stocks in the Fund's portfolio is about 14, compared to almost 30 for the S&P 500. This means that we are paying roughly half as much as Index investors are for the same growth potential.

Value investors always need to be patient. It takes time for a company's brighter horizons to become apparent and for the market to acknowledge the stock's true value. This did not happen in 1999, as the market was dominated by technology stocks. Investors were willing to pay any price for these issues--a speculative way of investing that is exactly the opposite of a disciplined value approach.

Now that even buyers of dot-com and Internet stocks are focusing on earnings, we have hope that the speculative frenzy is coming to an end. The road back to reason is likely to be volatile, but we are looking forward to investors' concentrating again on true measures of value and setting reasonable expectations for growth. Your patience should be rewarded.

VALUE FUND

PORTFOLIO COMPOSITION

TOP HOLDINGS ON 6/30/00

                                                                                               % of total
                                                                        Industry              market value
-------------------------------------------------------------------------------------------------------------------------
Citigroup, Inc.                                                           Bank                    3.6%
-------------------------------------------------------------------------------------------------------------------------
Bemis Company, Inc.                                               Packaging/Containers            3.5%
-------------------------------------------------------------------------------------------------------------------------
Southwest Airlines                                                     Air Travel                 3.5%
-------------------------------------------------------------------------------------------------------------------------
Avery Dennison Corp.                                                    Chemical                  3.4%
-------------------------------------------------------------------------------------------------------------------------
Halliburton                                                    Energy - Oilfield Services         3.3%
-------------------------------------------------------------------------------------------------------------------------



AVERAGE ANNUAL TOTAL RETURNS
periods ended 6/30/00

                                                                                             Since
                                                                                             Inception
                                    1 Year                      5 Year                       (11/90)
-------------------------------------------------------------------------------------------------------------------------
Value Fund                          -20.3%                       11.1%                       12.8%
-------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                         7.3%                       23.8%                       19.9%
-------------------------------------------------------------------------------------------------------------------------

PERFORMANCE COMPARISON
        (OOO)

                        Nov 90   Dec 91    Dec 92    Dec 93    Dec 94    Dec 95    Dec 96   Dec 97    Dec 98   Dec 99   June 00
Homestead Value Fund   $10,000   $11,784   $13,161   $15,639   $16,029   $21,444   $25,292  $32,044   $34,708  $33,595  $31,879

Standard & Poor's 500
Stock Index            $10,000   $13,403   $14,423   $15,807   $16,079   $22,115   $27,189  $36,257   $46,618  $56,606  $56,186

Comparison of the change in value of a $10,000 investment in the Fund at inception and the S&P 500 Index. Past performance is not predictive of future performance. The Value Fund average annual total returns are net of any fee waivers and reimbursements.

SMALL COMPANY STOCK FUND

MARKET CONDITIONS

For the past year and a half now, the Federal Reserve has sought to ratchet up short-term interest rates and take some of the wind out of the economy's sails. The target for the federal funds rate is now 6.5%, compared to 5.5% at the start of the year. Rising interest rates did not keep the economy from expanding but did slow its growth and helped put the brakes on the bull market for the first half of 2000.

Stock market performance was well off its year-end '99 showing. Instead of beefy gains, most gauges posted negative or flat returns for the six months ended June
30. The Russell 2000 followed the trend of most other broad market benchmarks and began the year with a bumpy climb into March, fell off steeply through the end of May and then regained about half of its ground in June.

The setback was blamed on disappointing earnings reports, especially among Internet-related and technology issues. These stocks had risen to very high levels. Investors finally exhibited common sense and sold when companies announced they would fall short of analysts' expectations.

Because these companies generated such spectacular returns in prior periods, they now hold larger positions in most broad stock market benchmarks. This makes the S&P 500, the NASDAQ Composite, the Russell 2000 and other gauges more sensitive to the vagaries of the technology sector.

FUND PERFORMANCE AND STRATEGY

Your Fund lagged its benchmark, the Russell 2000, due to our value orientation. A growth strategy won out, but the correction that began in March was a healthy sign. We see now that technology and Internet investors do have performance standards, and they are willing to act when these are not met.

TOTAL RETURNS               Six Months Ended 6/30/00
                            ------------------------
Small Company Stock Fund                      -1.56%
Russell 2000                                   3.04%



When you compare the price performance of the Small Company Stock Fund to that of the Russell 2000's, you see that the Fund diverged in mid-January and did not follow the market's February run-up or March/April sell-off. When tech stocks as a group bounced back a bit in June, the Index was able to pull ahead of us for the period.

We have a great deal of confidence in the Fund's holdings. We have acquired stocks of solid companies at low prices, and we remain confident that the market will eventually recognize our portfolio's true worth.

SMALL COMPANY STOCK FUND

PORTFOLIO COMPOSITION

TOP HOLDINGS ON 6/30/00

                                                                                               % of total
                                                                        Industry              market value
-------------------------------------------------------------------------------------------------------------------------
CBRL Group                                                             Restaurants                5.7%
-------------------------------------------------------------------------------------------------------------------------
CLARCOR, Inc.                                                    Manufacturing - Diverse          5.6%
-------------------------------------------------------------------------------------------------------------------------
J.M. Smucker "B"                                                     Food Processing              5.5%
-------------------------------------------------------------------------------------------------------------------------
Helmerich & Payne                                                 Energy - Oil Service            5.0%
-------------------------------------------------------------------------------------------------------------------------
Longs Drug Stores                                                  Retail - Drug Store            4.6%
-------------------------------------------------------------------------------------------------------------------------




AVERAGE ANNUAL TOTAL RETURNS
periods ended 6/30/00

                                                                                             Since
                                                                                             Inception
                                                                1 Year                       (3/98)
-------------------------------------------------------------------------------------------------------------------------
Small Company Stock Fund                                        -15.4%                       -5.8%
-------------------------------------------------------------------------------------------------------------------------
Russell 2000 Index                                               14.5%                        6.3%
-------------------------------------------------------------------------------------------------------------------------

PERFORMANCE COMPARISON
        (OOO)


                        Mar 98          Dec 98          Dec 99          June 00
Homestead Small
Company Stock Fund      $10,000         $8,898          $8,849          $8,711

Russell 2000 Index      $10,000         $9,080          $11,992         $11,507

Comparison of the change in value of a $10,000 investment in the Fund at inception and the Russell 2000 Index. Past performance is not predictive of future performance. The Small Company Stock Fund average annual total returns are net of any fee waivers and reimbursements.

FINANCIALS

[PHOTO]

DAILY INCOME FUND

PORTFOLIO OF INVESTMENTS

JUNE 30, 2000

(UNAUDITED)

                                                        INTEREST     MATURITY       FACE
                                                          RATE         DATE        AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (76.1% OF PORTFOLIO)
A.I. Credit Corp. ......................................  6.52 %     07/17/00    $1,000,000     $  997,102
A.I. Credit Corp. ......................................  6.53       08/10/00       950,000        943,107
American Express Credit Corp. ..........................  6.55       07/10/00       633,000        631,963
American Express Credit Corp. ..........................  6.57       08/11/00       100,000         99,252
American Express Credit Corp. ..........................  6.53       08/31/00       845,000        835,650
American Express Credit Corp. ..........................  6.59       09/13/00       575,000        567,211
American General Finance Corp. .........................  6.58       07/20/00       210,000        209,271
American General Finance Corp. .........................  6.55       07/31/00       620,000        616,616
American General Finance Corp. .........................  6.54       08/22/00       630,000        624,049
Associates Corp. of N.A. ...............................  6.59       07/12/00       500,000        498,993
Associates Corp. of N.A. ...............................  6.60       07/12/00       305,000        304,385
Associates Corp. of N.A. ...............................  6.57       08/07/00       545,000        541,320
Campbell Soup Co. ......................................  6.53       07/24/00     1,130,000      1,125,286
Campbell Soup Co. ......................................  6.56       07/26/00     1,000,000        995,444
Campbell Soup Co. ......................................  6.55       09/18/00       323,000        318,357
Campbell Soup Co. ......................................  6.55       09/18/00       637,000        627,844
CIT Group, Inc. ........................................  6.54       08/07/00       485,000        481,740
CIT Group, Inc. ........................................  6.56       08/08/00     1,024,000      1,016,909
CIT Group, Inc. ........................................  6.55       08/09/00       360,000        357,446
CIT Group, Inc. ........................................  6.57       09/28/00       840,000        826,356
Citicorp ...............................................  6.55       07/11/00     1,000,000        998,181
Citicorp ...............................................  6.59       07/27/00     1,000,000        995,241
Coca-Cola Co. ..........................................  6.60       08/14/00       700,000        694,353
Coca-Cola Co. ..........................................  6.55       08/25/00       192,000        190,079
Coca-Cola Co. ..........................................  6.54       09/29/00     1,000,000        983,650
E.I. DuPont de Nemours & Co. ...........................  7.00       07/07/00       200,000        199,767
E.I. DuPont de Nemours & Co. ...........................  6.51       07/12/00       550,000        548,906
E.I. DuPont de Nemours & Co. ...........................  6.54       07/19/00     1,000,000        996,730
E.I. DuPont de Nemours & Co. ...........................  6.58       08/02/00       500,000        497,076
E.I. DuPont de Nemours & Co. ...........................  6.56       09/11/00       556,000        548,705
Exxon Mobil Australia Pty. Ltd. ........................  6.65       07/03/00       500,000        499,815
Exxon Mobil Australia Pty. Ltd. ........................  6.80       07/05/00       650,000        649,509
Exxon Mobil Australia Pty. Ltd. ........................  6.80       07/07/00     1,029,000      1,027,834
Exxon Mobil Australia Pty. Ltd. ........................  6.55       07/31/00     1,008,000      1,002,498
Ford Motor Credit Co. ..................................  6.54       07/10/00       325,000        324,469
Ford Motor Credit Co. ..................................  6.53       07/28/00       650,000        646,817
Ford Motor Credit Co. ..................................  6.59       08/03/00     1,190,000      1,182,811
General Electric Capital Corp. .........................  6.60       07/18/00       600,000        598,130
General Electric Capital Corp. .........................  6.55       07/24/00       990,000        985,857
General Electric Capital Corp. .........................  6.62       07/31/00       200,000        198,897
General Electric Capital Corp. .........................  6.60       08/02/00       270,000        268,416
General Electric Capital Corp. .........................  6.60       09/01/00       400,000        395,453

DAILY INCOME FUND

JUNE 30, 2000

(UNAUDITED)

                                                        INTEREST     MATURITY       FACE
                                                          RATE         DATE        AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER - CONTINUED
General Electric Capital Corp. .........................  6.62 %     09/01/00    $  150,000     $  148,290
General Electric Capital Corp. .........................  6.62       09/08/00       200,000        197,462
General Electric Capital Corp. .........................  6.60       09/11/00       200,000        197,360
General Motors Acceptance Corp. ........................  6.53       07/27/00       750,000        746,463
General Motors Acceptance Corp. ........................  6.60       07/31/00       255,000        253,598
General Motors Acceptance Corp. ........................  6.62       07/31/00       325,000        323,207
General Motors Acceptance Corp. ........................  6.55       08/14/00       100,000         99,199
General Motors Acceptance Corp. ........................  6.57       08/14/00       160,000        158,715
General Motors Acceptance Corp. ........................  6.56       08/31/00       440,000        435,109
General Motors Acceptance Corp. ........................  6.62       09/12/00       150,000        147,986
General Motors Acceptance Corp. ........................  6.65       09/12/00       350,000        345,280
General Motors Acceptance Corp. ........................  6.57       09/20/00       200,000        197,044
Household Finance Corp. ................................  6.88       07/03/00       837,000        836,680
Household Finance Corp. ................................  6.57       07/07/00       290,000        289,682
Household Finance Corp. ................................  6.61       07/13/00       375,000        374,174
Household Finance Corp. ................................  6.57       07/20/00       295,000        293,977
IBM Credit Corp. .......................................  6.75       07/07/00       169,000        168,810
IBM Credit Corp. .......................................  6.52       07/28/00       430,000        427,897
John Deere Capital Corp. ...............................  6.58       07/21/00       815,000        812,021
John Deere Capital Corp. ...............................  6.58       07/26/00     1,000,000        995,431
John Deere Capital Corp. ...............................  6.65       09/06/00       260,000        256,782
Merrill Lynch & Co., Inc. ..............................  6.56       07/12/00       600,000        598,797
Merrill Lynch & Co., Inc. ..............................  6.56       09/05/00       310,000        306,272
Merrill Lynch & Co., Inc. ..............................  6.57       09/20/00       630,000        620,687
Norwest Financial, Inc. ................................  6.55       07/05/00       970,000        969,294
Norwest Financial, Inc. ................................  6.56       07/06/00       900,000        899,180
Norwest Financial, Inc. ................................  6.54       08/23/00        60,000        356,534
Norwest Financial, Inc. ................................  6.54       08/30/00     1,000,000        989,100
Pacific Gas & Electric Co. .............................  6.53       07/11/00       915,000        913,340
Prudential Funding Corp. ...............................  6.54       07/07/00       300,000        299,673
Prudential Funding Corp. ...............................  6.56       07/12/00       830,000        828,336
Prudential Funding Corp. ...............................  6.58       07/13/00       720,000        718,421
Prudential Funding Corp. ...............................  6.60       07/31/00       750,000        745,875
Prudential Funding Corp. ...............................  6.55       08/31/00       380,000        375,783
Schering-Plough Corp. ..................................  6.55       07/26/00       346,000        344,426
Texaco, Inc. . .........................................  6.51       07/06/00       284,000        283,743
Texaco, Inc. . .........................................  6.52       07/10/00     1,140,000      1,138,142
Texaco, Inc. . .........................................  6.59       08/09/00       860,000        853,860
Transamerica Finance Corp. .............................  6.52       07/07/00       218,000        217,763
Transamerica Finance Corp. .............................  6.59       07/10/00     1,000,000        998,353
Transamerica Finance Corp. .............................  6.66       07/25/00       105,000        104,534
Transamerica Finance Corp. .............................  6.60       07/27/00       230,000        228,904

DAILY INCOME FUND

JUNE 30, 2000

(UNAUDITED)

                                                         INTEREST   MATURITY         FACE
                                                           RATE       DATE          AMOUNT          VALUE
-------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER - CONTINUED
Transamerica Finance Corp. .............................  6.70 %     07/27/00    $  170,000   $    169,177
Transamerica Finance Corp. .............................  6.56       08/03/00       900,000        894,588
Transamerica Finance Corp. .............................  6.58       08/17/00       180,000        178,454
Transamerica Finance Corp. .............................  6.59       09/06/00       400,000        395,094
Wal-Mart Stores, Inc. ..................................  6.54       08/14/00     1,000,000        992,007
Wal-Mart Stores, Inc. ..................................  6.52       08/29/00     1,000,000        989,314
Wal-Mart Stores, Inc. ..................................  6.57       09/26/00     1,200,000      1,180,947
-------------------------------------------------------------------------------------------------------------------------
     Total Commercial Paper (Cost $52,347,260) ...............................................  52,347,260
-------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES (13.7% OF PORTFOLIO)
American Express Credit Corp. ..........................  6.50       08/01/00       897,000        896,970
American General Finance Corp. .........................  6.13       09/15/00       365,000        364,866
American General Finance Corp. .........................  6.35       09/19/00       100,000         99,968
Associates Corp. of N.A. ...............................  6.38       08/15/00       225,000        224,780
Associates Corp. of N.A. ...............................  6.25       09/15/00       160,000        159,814
Baltimore Gas & Electric Co. ...........................  5.50       07/15/00       200,000        199,888
CIT Group, Inc. ........................................  5.80       07/20/00       175,000        174,940
Citicorp., Inc. ........................................  6.60       08/01/00       300,000        300,118
Ford Motor Credit Co. ..................................  6.65       08/07/00        52,000         51,993
Ford Motor Credit Co. ..................................  6.85       08/15/00       455,000        454,955
Ford Motor Credit Co. ..................................  6.35       09/11/00        10,000          9,977
Ford Motor Credit Co. ..................................  6.15       09/12/00        90,000         89,841
Ford Motor Credit Co. ..................................  6.38       10/06/00       151,000        150,790
Ford Motor Credit Co. ..................................  7.02       10/10/00        25,000         24,994
Ford Motor Credit Co. ..................................  6.25       11/08/00       282,000        281,074
Ford Motor Credit Co. ..................................  6.06       11/22/00        25,000         24,900
General Electric Capital Corp. .........................  6.00       09/13/00        55,000         54,899
General Electric Capital Corp. .........................  5.85       11/14/00        57,000         56,805
General Motors Acceptance Corp. ........................  6.90       07/05/00         7,000          7,000
General Motors Acceptance Corp. ........................  7.50       07/24/00       250,000        250,167
General Motors Acceptance Corp. ........................  6.90       09/13/00        75,000         75,038
General Motors Acceptance Corp. ........................  6.38       09/19/00        15,000         14,976
General Motors Acceptance Corp. ........................  5.33       10/20/00        25,000         24,889
General Motors Acceptance Corp. ........................  6.13       11/21/00        15,000         14,944
IBM Credit Corp. .......................................  6.20       08/28/00        50,000         49,960
John Deere Capital Corp. ...............................  5.73       07/13/00       100,000         99,983
John Deere Capital Corp. ...............................  6.20       07/14/00       400,000        399,920
John Deere Capital Corp. ...............................  6.15       08/01/00       500,000        499,955
John Deere Capital Corp. ...............................  5.22       10/19/00       130,000        129,488
Merrill Lynch & Co., Inc. ..............................  6.38       07/18/00       200,000        200,008
Merrill Lynch & Co., Inc. ..............................  6.25       07/25/00       100,000         99,996
Merrill Lynch & Co., Inc. ..............................  6.70       08/01/00     1,275,000      1,275,162

DAILY INCOME FUND

JUNE 30, 2000

(UNAUDITED)

                                                         INTEREST   MATURITY         FACE
                                                           RATE       DATE          AMOUNT          VALUE
-------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES - CONTINUED
Merrill Lynch & Co., Inc. ..............................  6.38 %     10/17/00    $  110,000     $  109,851
Pacific Gas & Electric Co. .............................  6.75       12/01/00       150,000        150,000
Sara Lee Corp. .........................................  5.70       07/14/00     2,295,000      2,294,587
Sara Lee Corp. .........................................  5.75       07/14/00       100,000         99,955
-------------------------------------------------------------------------------------------------------------------------
  Total Corporate Notes (Cost $9,417,454) .....................................................   9,417,454
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (10.1% OF PORTFOLIO)
Federal Farm Credit Bank ...............................  5.92       07/03/00       550,000        549,974
Federal Farm Credit Bank ...............................  6.38       08/15/00        50,000         49,960
Federal Home Loan Bank .................................  6.00       07/05/00        10,000          9,999
Federal Home Loan Bank .................................  5.56       07/14/00       550,000        549,769
Federal Home Loan Bank .................................  5.47       08/17/00        10,000          9,981
Federal Home Loan Bank .................................  5.56       08/24/00       500,000        499,080
Federal Home Loan Bank .................................  5.53       08/28/00        20,000         19,954
Federal Home Loan Bank .................................  5.17       09/28/00        25,000         24,891
Federal Home Loan Bank .................................  5.89       07/24/00       250,000        249,840
Federal Home Loan Bank .................................  6.06       07/28/00       100,000         99,944
Federal Home Loan Bank .................................  5.55       08/17/00       250,000        249,565
Federal Home Loan Bank .................................  5.57       08/17/00       520,000        519,101
Federal Home Loan Bank .................................  5.75       09/01/00       200,000        199,582
Federal Home Loan Bank .................................  5.38       09/08/00        25,000         24,922
Federal Home Loan Bank .................................  6.13       09/11/00       500,000        499,155
Federal Home Loan Bank .................................  6.01       09/22/00        30,000         29,932
Federal Home Loan Bank .................................  5.16       09/28/00        35,000         34,846
Federal Home Loan Bank .................................  4.93       09/29/00        40,000         39,800
Federal Home Loan Mortgage Corp. .......................  6.52       08/25/00        25,000         24,982
Federal Home Loan Mortgage Corp. .......................  6.24       09/07/00        20,000         19,969
Federal Home Loan Mortgage Corp. .......................  6.07       09/21/00        10,000          9,979
Federal National Mortgage Assn .........................  6.09       07/11/00        10,000          9,998
Federal National Mortgage Assn .........................  5.88       07/17/00       510,000        509,813
Federal National Mortgage Assn .........................  5.56       07/24/00       348,000        347,730
Federal National Mortgage Assn .........................  5.50       07/26/00        30,000         29,974
Federal National Mortgage Assn .........................  6.32       08/03/00       125,000        124,930
Federal National Mortgage Assn .........................  5.91       08/07/00       100,000         99,897
Federal National Mortgage Assn .........................  5.62       08/09/00       950,000        948,822
Federal National Mortgage Assn .........................  6.33       08/11/00       250,000        249,825
Federal National Mortgage Assn .........................  6.36       08/16/00       200,000        199,852
Federal National Mortgage Assn .........................  5.49       08/18/00       205,000        204,616
Federal National Mortgage Assn .........................  6.09       08/21/00         5,000          4,994
Federal National Mortgage Assn .........................  6.24       09/07/00        45,000         44,931
Federal National Mortgage Assn .........................  9.20       09/11/00       275,000        276,122
Federal National Mortgage Assn .........................  5.20       09/14/00        20,000         19,926

DAILY INCOME FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)

JUNE 30, 2000

(UNAUDITED)
                                                                INTEREST    MATURITY         FACE
                                                                  RATE        DATE          AMOUNT          VALUE
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - CONTINUED

Federal National Mortgage Assn .................................  6.11 %     09/20/00    $  100,000    $    99,807
Federal National Mortgage Assn .................................  6.08       09/25/00        25,000         24,945
-------------------------------------------------------------------------------------------------------------------------
     Total U.S. Government Agency Obligations (Cost $6,911,407) .....................................    6,911,407
-------------------------------------------------------------------------------------------------------------------------
CORPORATE MASTER NOTE (0.1% OF PORTFOLIO)
Associates Corp. of North America ..............................  6.01 (a)                   63,000         63,000
-------------------------------------------------------------------------------------------------------------------------
     Total Corporate Master Note (Cost $63,000) .....................................................       63,000
-------------------------------------------------------------------------------------------------------------------------
MONEY MARKET ACCOUNT
State Street Bank and Trust SSgA Fund ..........................  6.24 (b)                                   1,693
-------------------------------------------------------------------------------------------------------------------------
     Total Money Market Account  (Cost $1,693) ......................................................        1,693
-------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES (COST $68,740,814) - 100% ...........................................  $68,740,814
-------------------------------------------------------------------------------------------------------------------------

(a)  Variable coupon rate as of June 30, 2000.
(b)  One day yield at June 30, 2000.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SHORT-TERM GOVERNMENT SECURITIES FUND

PORTFOLIO OF INVESTMENTS

JUNE 30, 2000

(UNAUDITED)

                                                                       INTEREST   MATURITY         FACE
                                                                         RATE       DATE          AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES (13.4% OF PORTFOLIO)
Government Export Trust 93-1 .........................................  6.00 %     03/15/05    $  395,833     $  382,977
Guaranteed Export Certificates 93-C ..................................  5.20       10/15/04       981,200        931,551
Guaranteed Export Certificates 93-D ..................................  5.23       05/15/05       382,979        364,546
Guaranteed Export Certificates 95-B ..................................  6.13       06/15/04       141,176        139,004
Guaranteed Trade Trust 92-A ..........................................  7.02       09/01/04       243,750        242,894
Small Business Administration 92-10 A ................................  6.70       01/01/02        24,535         24,420
Small Business Administration 92-10 C ................................  7.15       09/01/02        13,380         13,213
Small Business Investment Companies 95-10 ............................  6.88       09/10/05       866,313        836,978
Small Business Investment Companies 99-10 ............................  6.24       03/01/09     1,000,000        956,170
-------------------------------------------------------------------------------------------------------------------------
     Total Asset Backed Securities (Cost $4,007,490) .....................................................     3,891,753
-------------------------------------------------------------------------------------------------------------------------
MORTGAGE BACKED SECURITIES (17.9% OF PORTFOLIO)
GNMA #1928 ...........................................................  7.00       11/20/09        76,371         74,915
GNMA #780336 .........................................................  6.50       02/15/11       142,056        138,017
GNMA #8054 ...........................................................  7.13       10/20/22       192,462        191,771
GNMA #8215 ...........................................................  6.38       04/20/17        80,239         80,088
GNMA #8393 ...........................................................  6.75       08/20/18        86,621         86,459
GNMA #8423 ...........................................................  6.38       05/20/24       152,366        151,890
GNMA #8877 ...........................................................  6.38       05/20/26       113,011        112,658
GNMA 94-1 ............................................................  7.63       08/16/23        99,000         96,340
GNMA 96-6 ............................................................  6.50       10/16/08        64,011         63,796
GNMA 97-4 B ..........................................................  7.00       08/20/26       119,905        115,810
GNMA 97-4 N ..........................................................  7.50       02/16/27         4,091          4,073
GNMA 97-8 ............................................................  7.00       05/16/23       500,000        493,843
GNMA 97-18 ...........................................................  6.90       02/20/23       215,518        212,609
GNMA 98-1 ............................................................  7.00       05/20/25       146,463        144,466
GNMA 98-5 ............................................................  6.75       02/20/25       361,292        355,082
GNMA 99-27 ...........................................................  7.50       08/16/27       977,204        967,911
Vendee Mortgage Trust 92-2 ...........................................  7.00       05/15/08     1,000,000        991,760
Vendee Mortgage Trust 93-3 ...........................................  5.75       06/15/13       201,549        200,604
Vendee Mortgage Trust 95-3 ...........................................  7.25       06/15/04       100,000        100,518
Vendee Mortgage Trust 97-1 ...........................................  7.50       09/15/17       421,050        421,837
Vendee Mortgage Trust 97-2 ...........................................  7.50       01/15/13        18,101         18,058
Vendee Mortgage Trust 99-2 ...........................................  6.50       04/15/14       202,081        200,201
-------------------------------------------------------------------------------------------------------------------------
     Total Mortgage Backed Securities (Cost $5,276,498) ..................................................     5,222,706
-------------------------------------------------------------------------------------------------------------------------
U. S. GOVERNMENT AND AGENCY OBLIGATIONS (64.2% OF PORTFOLIO)
Banco Centroamericano Promissory Note ................................  5.78       05/30/01       116,675        115,581
Interlake Steamship Co. ..............................................  5.45       07/15/01       222,000        220,948
Nafinsa Export/Import Trust (a) ......................................  6.79       08/01/04       225,000        223,517
PEFCO Finance Corp. (a) ..............................................  5.31       11/15/03     1,000,000        949,910
Private Export Funding Corp. .........................................  7.30       01/31/02       375,000        376,699

SHORT-TERM GOVERNMENT SECURITIES FUND

JUNE 30, 2000

(UNAUDITED)

                                                                       INTEREST   MATURITY         FACE
                                                                         RATE       DATE          AMOUNT          VALUE
-------------------------------------------------------------------------------------------------------------------------
U. S. GOVERNMENT AND AGENCY OBLIGATIONS - CONTINUED
Private Export Funding Corp. ........................................   5.48 %     09/15/03    $  350,000   $    339,185
Private Export Funding Corp. ........................................   6.86       04/30/04       260,000        258,323
Private Export Funding Corp. ........................................   8.35       01/31/01       270,000        272,279
Private Export Funding Corp. ........................................   8.40       07/31/01       200,000        203,015
Private Export Funding Corp. ........................................   5.65       03/15/03       102,000         99,852
Smith Enron Shipbuilding ............................................   5.97       12/15/06        85,000         81,373
U.S. Department of Housing and Urban Development ....................   6.36       08/01/04        30,000         29,234
U.S. Treasury Note ..................................................   5.75       10/31/00     2,350,000      2,346,329
U.S. Treasury Note ..................................................   5.75       11/15/00     4,000,000      3,991,252
U.S. Treasury Note ..................................................   4.88       03/31/01     1,250,000      1,235,150
U.S. Treasury Note ..................................................   6.38       03/31/01       550,000        549,312
U.S. Treasury Note ..................................................   5.88       11/30/01     2,600,000      2,577,250
U.S. Treasury Note ..................................................   6.13       12/31/01     1,250,000      1,242,969
U.S. Treasury Note ..................................................   6.63       04/30/02     3,000,000      3,007,500
U.S. Treasury Note ..................................................   6.00       07/31/02       100,000         99,125
U.S. Treasury Note ..................................................   5.50       01/31/03       500,000        489,532
-------------------------------------------------------------------------------------------------------------------------
     Total U.S. Government and Agency Obligations (Cost $18,913,187) ......................................   18,708,335
-------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (1.1% OF PORTFOLIO)
Albany NY Industrial Development Authority ..........................   7.29       08/01/04       160,000        159,766
Fairfax County VA Redevelopment & Housing Authority .................   7.29       08/01/04       155,000        155,020
-------------------------------------------------------------------------------------------------------------------------
     Total Municipal Bonds (Cost $317,572)                                                                       314,786
-------------------------------------------------------------------------------------------------------------------------
MONEY MARKET ACCOUNT (3.4% OF PORTFOLIO)
Vanguard Money Market Reserves U.S. Treasury ........................   5.76(b)                                  981,576
-------------------------------------------------------------------------------------------------------------------------
     Total Money Market Account (Cost $981,576)                                                                  981,576
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $29,496,323) - 100% .................................................  $29,119,156
=========================================================================================================================

(a)  144A security.
(b)  One day yield at June 30, 2000.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SHORT-TERM BOND FUND

PORTFOLIO OF INVESTMENTS

JUNE 30, 2000

(UNAUDITED)

                                                                       INTEREST    MATURITY         FACE
                                                                         RATE        DATE          AMOUNT          VALUE
-------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (43.5% OF PORTFOLIO)
BASIC INDUSTRIES - 7.4%
  Archer Daniels Midland Co. .........................................  0.00 % (a)  05/01/02   $   225,000    $   198,001
  Armstrong World Industries, Inc. ...................................  6.35        08/15/03       500,000        440,444
  Caterpillar, Inc. ..................................................  7.98        01/14/02       800,000        805,801
  Corning Glassworks, Inc. ...........................................  7.10        08/14/00       100,000        100,031
  Corning, Inc. ......................................................  8.25        03/15/02       250,000        253,347
  Corning, Inc. ......................................................  6.00        08/15/03       500,000        483,627
  Dow Chemical Co. ...................................................  8.63        04/01/06       150,000        158,984
  Eastman Kodak Co. ..................................................  9.38        03/15/03       250,000        260,220
  Exxon Capital Corp. ................................................  0.00 (a)    11/15/04       200,000        146,470
  General Motors Corp. ...............................................  9.13        07/15/01       200,000        203,827
  Honeywell International, Inc. ......................................  0.00 (a)    08/15/00     1,798,000      1,784,821
  Honeywell International, Inc. ......................................  0.00 (a)    08/01/01       490,000        454,544
  Honeywell International, Inc. ......................................  9.88        06/01/02       150,000        157,264
  McKesson Corp. .....................................................  4.50        03/01/04       345,000        293,250
  Monsanto Co. (b) ...................................................  5.38        12/01/01       500,000        486,587
  Occidental Petroleum Corp. .........................................  6.50        04/01/05       500,000        474,145
  Occidental Petroleum Corp. .........................................  6.75        11/15/02     1,000,000        979,630
  PHH Corp. ..........................................................  7.02        11/09/01     1,250,000      1,244,774
  Rohm & Haas Co. ....................................................  9.88        09/01/00       195,000        195,894
  TRW Inc. ...........................................................  6.50        06/01/02     1,000,000        977,264
  United Technologies Corp. ..........................................  6.40        09/15/01       500,000        497,116
  Xerox Capital Corp. PLC ............................................  5.75        05/15/02       500,000        484,745
-------------------------------------------------------------------------------------------------------------------------
     Total Basic Industries .................................................................................  11,080,786
-------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-DURABLE GOODS - 3.3%
Auto Parts
  Cooper Tire & Rubber Co. ...........................................  7.25        12/16/02     1,000,000        990,337
Beverages
  Anheuser-Busch Cos., Inc. ..........................................  6.90        10/01/02     1,717,000      1,695,366
Recreation
  Walt Disney Co. (b) ................................................  4.20        03/15/01     1,250,000      1,229,586
Retail
  Sears Roebuck Acceptance Corp. .....................................  8.17        01/14/02       100,000        100,781
  Sears Roebuck Acceptance Corp. .....................................  6.80        10/09/02       900,000        884,544
-------------------------------------------------------------------------------------------------------------------------
     Total Consumer Non-Durable Goods ........................................................................  4,900,614
-------------------------------------------------------------------------------------------------------------------------
CONSUMER SERVICES - 0.9%
Healthcare
  American Hospital Supply Finance Corp. .............................  0.00 (a)    08/15/00     1,330,000      1,318,329
-------------------------------------------------------------------------------------------------------------------------
     Total Consumer Services .................................................................................  1,318,329
-------------------------------------------------------------------------------------------------------------------------

SHORT-TERM BOND FUND

JUNE 30, 2000

(UNAUDITED)

                                                                       INTEREST    MATURITY         FACE
                                                                         RATE        DATE          AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - CONTINUED
FINANCE - 16.2%
Banks
  Barclays N.A. Capital Corp. .........................................  9.75 %     05/15/21   $   306,000     $  324,056
  Capital One Bank ....................................................  7.00       04/30/01       200,000        199,533
  CITICORP ............................................................  6.50       09/16/01        75,000         74,178
  First Chicago Corp. .................................................  6.50 (c)   07/28/03       175,000        174,536
  First Interstate Bancorp. ........................................... 10.83       03/19/01       725,000        741,729
  National City Bank of Cleveland .....................................  7.10       09/25/12       800,000        735,187
  NationsBank Corp. ...................................................  6.83       11/10/05     1,000,000        971,356
  NationsBank Corp. ...................................................  7.23       08/15/12       200,000        188,517
Financial Services
  American Express Credit Corp. .......................................  0.00 (a)   12/12/00       465,000        450,578
  American Express Credit Corp., ......................................  6.25       08/10/05     1,100,000      1,084,448
  Associates Corp. of North America ...................................  6.00       06/15/01     1,995,000      1,966,029
  AT&T Capital Corp. ..................................................  7.50       11/15/00     1,000,000      1,001,547
  Beneficial Corp. ....................................................  9.50       03/08/01       450,000        457,207
  CIT Group, Inc. .....................................................  5.50       10/15/01      ,250,000      1,217,199
  CIT Group, Inc. .....................................................  7.38       03/15/03       500,000        493,471
  CM International ....................................................  0.00 (a)   09/11/00     1,925,000      1,898,608
  GATX Capital Corp. ..................................................  6.36       12/16/02       450,000        432,903
  Geico Corp. .........................................................  9.15       09/15/21       650,000        683,905
  General Electric Capital Corp. ......................................  5.50       11/01/01       153,000        149,786
  General Motors Acceptance Corp. .....................................  5.50       01/14/02       500,000        486,725
  Household Finance Corp. .............................................  6.08       03/08/06       390,000        369,736
  Household Finance Corp. .............................................  6.13       07/15/12       315,000        305,383
  Litchfield Financial Corp. ..........................................  9.25       12/01/03       941,000        969,699
  Norwest Financial Inc. ..............................................  5.50       03/19/01     1,000,000        988,001
  Rollins Truck Leasing Corp. .........................................  7.00       03/15/01     1,000,000        998,653
  Ryder System, Inc. ..................................................  7.56       08/15/00        85,000         84,921
  Transamerica Financial Corp. ........................................  6.60       03/20/01       250,000        248,852
  Transamerica Financial Corp. ........................................  6.13       11/01/01       750,000        735,990
  Xtra, Inc. ..........................................................  7.80       02/03/03       500,000        498,784
Insurance
  Liberty Mutual Capital Corp. (b) ....................................  7.98       12/01/02       500,000        506,465
  Liberty Mutual Capital Corp. (b) ....................................  8.10       01/14/05     1,250,000      1,254,125
  St. Paul Co., Inc. ..................................................  6.40       08/18/03       500,000        482,358
Security & Commodity Brokers
  Goldman Sachs Group .................................................  5.90       01/15/03     1,000,000        960,967
  Lehman Brothers, Inc. ...............................................  6.00       02/26/01       500,000        496,041
  Merrill Lynch & Co. .................................................  5.71       01/15/02     1,250,000      1,220,774
  Salomon, Inc. .......................................................  7.30       05/15/02       400,000        399,417
--------------------------------------------------------------------------------------------------------------------------
     Total Finance ..........................................................................................  24,251,664
--------------------------------------------------------------------------------------------------------------------------

SHORT-TERM BOND FUND

JUNE 30, 2000

(UNAUDITED)

                                                                       INTEREST    MATURITY         FACE
                                                                         RATE        DATE          AMOUNT          VALUE
-------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - CONTINUED
TRANSPORTATION - 5.7%
Railroad
  Burlington Northern & Santa Fe Railway ..............................  5.51 %     05/01/01    $1,000,000    $   984,794
  Consolidated Rail Corp. .............................................  6.89       07/01/00       100,000        100,000
  CSX Corp. ...........................................................  9.50       08/01/00       500,000        500,547
  CSX Corp. ...........................................................  5.45       04/15/01     1,250,000      1,231,739
  Norfolk & Western Railway ...........................................  8.13       11/15/00       100,000        100,005
  Norfolk Southern Corp. ..............................................  6.40       06/15/01       500,000        492,625
  Norfolk Southern Corp. ..............................................  5.37       07/15/04       900,000        825,963
  Union Pacific Co. ...................................................  9.95       11/01/00       291,000        293,347
  Union Pacific Co. ...................................................  6.12       02/01/04       125,000        119,018
  Union Pacific Railroad Co. ..........................................  7.06       05/15/03     1,400,000      1,362,858
  Union Tank Car Co. ..................................................  6.00       03/15/02     1,500,000      1,473,880
  Union Tank Car Co. ..................................................  6.63       10/03/04     1,000,000        979,650
--------------------------------------------------------------------------------------------------------------------------
     Total Transportation ....................................................................................  8,464,426
--------------------------------------------------------------------------------------------------------------------------
UTILITIES - 10.0%
Electric & Gas
  Cleveland Electric Illuminating Co. .................................  7.63       08/01/02       100,000         99,708
  Connecticut Light & Power Co. .......................................  7.75       06/01/02       335,000        336,204
  Connecticut Light & Power Co. .......................................  7.88       10/01/24       230,000        229,999
  Detroit Edison Co. ..................................................  5.93 (c)   08/15/34     1,000,000        994,458
  DTE Capital Corp. (b) ...............................................  6.17       06/15/03       915,000        881,722
  Duke Capital Corp. ..................................................  7.25       10/01/04     1,000,000        990,821
  Duquesne Light Co. ..................................................  6.63       06/15/04       182,000        174,511
  Energy Acquisition Corp. ............................................  6.15       03/01/02     1,000,000        983,660
  Florida Power and Light Co. .........................................  6.63       02/01/03       200,000        196,360
  Illinois Power Co. ..................................................  6.25       07/15/02       500,000        488,697
  Michigan Consolidated Gas Co. .......................................  5.75       05/01/01       651,000        645,493
  National Fuel Gas Co. ...............................................  7.30       02/18/03       500,000        497,795
  New Orleans Public Service Co. ......................................  7.00       03/01/03       500,000        495,078
  Niagara Mohawk Power Corp. ..........................................  5.88       09/01/02     1,000,000        961,790
  Northern Illinois Gas Co. ...........................................  6.45       08/01/01       210,000        208,798
  Northern Indiana Public Service Co. .................................  7.50       04/01/02       858,000        861,097
  Northern Indiana Public Service Co. .................................  7.53       07/08/15       500,000        484,060
  Pacific Gas & Electric Co. ..........................................  6.75       12/01/00       626,000        624,986
  Potomac Electric Power Co. ..........................................  5.00       09/01/02       300,000        283,125
  Potomac Electric Power Co. ..........................................  6.00       04/01/04     1,500,000      1,435,587
Telephone
  NYNEX Corp. .........................................................  9.55       05/01/10       145,324        153,623
  Pacific Telephone & Telegraph Co. ...................................  6.00       11/01/02       676,000        657,305
  Pacific Telephone & Telegraph Co. ...................................  6.50       07/01/03     1,414,000      1,380,802

SHORT-TERM BOND FUND

JUNE 30, 2000

(UNAUDITED)

                                                                       INTEREST    MATURITY         FACE
                                                                         RATE        DATE          AMOUNT          VALUE
--------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - CONTINUED
Southwestern Bell Telephone Co. .......................................  5.88 %     06/01/03    $  500,000   $    481,187
Southwestern Bell Telephone Co. .......................................  5.75       09/01/04       500,000        468,300
--------------------------------------------------------------------------------------------------------------------------
     Total Utilities ........................................................................................  15,015,166
--------------------------------------------------------------------------------------------------------------------------
     Total Corporate Bonds (Cost $66,176,353) ...............................................................  65,030,985
--------------------------------------------------------------------------------------------------------------------------
FOREIGN BONDS (0.2% OF PORTFOLIO)
Hydro-Quebec ..........................................................  6.50       07/16/03       100,000         97,452
Hydro-Quebec ..........................................................  6.27       01/03/26        80,000         78,136
Trans-Canada Pipelines ................................................  6.77       04/30/01       150,000        148,970
--------------------------------------------------------------------------------------------------------------------------
     Total Foreign Bonds (Cost $326,336) .......................................................................  324,558
--------------------------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES (18.9% OF PORTFOLIO)
American Express Master Trust 93-1 ....................................  5.38       07/15/01       570,000        568,073
Americredit Automobile Receivables Trust 98-B .........................  6.06       12/12/02       500,000        495,185
Americredit Automobile Receivables Trust 99-A .........................  5.88       12/05/05     1,850,000      1,807,820
Arcadia Automobile Receivables Trust 97-C .............................  6.55       06/15/05       440,000        436,168
Arcadia Automobile Receivables Trust 98-B A3 ..........................  5.95       11/15/02       156,165        155,489
Arcadia Automobile Receivables Trust 98-B A4 ..........................  6.00       11/15/03     1,250,000      1,230,500
Arcadia Automobile Receivables Trust 99-A A5 ..........................  6.12       12/15/06     1,500,000      1,461,555
Auto Leasing Investors 97-A5 (b) ......................................  6.08       02/13/04       725,000        702,344
Banc One Auto Grantor Trust 97-A ......................................  6.27       11/20/03        90,948         90,470
Bank Boston Marine Trust 97-2 .........................................  6.82       04/15/13       183,000        178,634
Capital Auto Receivables Asset Trust 99-1 .............................  5.58       06/15/02       625,000        620,544
Centerior Energy Receivables Master Trust 96-1 ........................  7.20       04/15/02        90,000         89,528
Champion Auto Trust 98-A ..............................................  6.11       10/15/02       289,760        288,854
Chase Manhattan CC Master Trust 96-3 ..................................  7.04       02/15/04       200,000        199,656
Chase Manhattan Grantor Trust 92-4 A1 .................................  5.80       02/17/03       100,000         98,591
CIT RV Trust 94-A .....................................................  4.90       07/15/09        60,495         59,683
Citibank Credit Card Master Trust 96-1 ................................  0.00 (a)   02/07/03       340,000        325,795
Citibank Credit Card Master Trust 97-3 ................................  6.84       02/10/04       800,000        794,568
Citibank Credit Card Master Trust 97-7 ................................  6.35       08/15/02       110,000        109,901
Copelco Capital Funding Corp. 96-A ....................................  6.34       07/20/04        41,984         41,871
Copelco Capital Funding Corp. 97-A ....................................  6.47       04/20/05       300,000        298,632
CPS Auto Trust 96-1 ...................................................  6.40       08/15/01       370,273        369,232
CPS Auto Trust 97-2 ...................................................  6.65       10/15/02        66,857         66,619
CPS Auto Trust 98-1 ...................................................  6.00       08/15/03     1,268,991      1,251,085
CTB Auto Grantor Trust 97-A (b) .......................................  6.50       09/15/03        39,514         39,347
Discover Card Trust 97-2 ..............................................  6.79       04/16/10     1,159,010      1,134,613
Discover Card Trust 99-2 ..............................................  5.90       10/15/04     1,500,000      1,468,200
Felco Funding II LLC 98-1 (b) .........................................  5.98       09/15/01       187,018        186,624
First Bank Corporate Card Master Trust 97-1 ...........................  6.40       02/15/03        70,000         69,061


SHORT-TERM BOND FUND

JUNE 30, 2000

(UNAUDITED)

                                                                       INTEREST     MATURITY        FACE
                                                                         RATE         DATE         AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES - CONTINUED
First Chicago Master Trust II 97-T ..................................  6.72 % (c)   10/15/02   $   260,000   $    260,081
First Merchants Auto Trust 96-C .....................................  6.15         07/15/01        35,171         35,114
First Security Auto Grantor Trust 97-B ..............................  6.10         04/15/03       125,273        124,731
First Security Auto Grantor Trust 98-A ..............................  5.97         04/15/04       468,315        463,791
First Security Auto Grantor Trust 99-1 ..............................  5.58         06/15/03       440,000        436,603
Fleetwod Credit Corp. Trust 96-A ....................................  6.75         10/17/11       236,449        235,607
Ford Credit Auto Owner Trust 98-A ...................................  5.65         10/15/01        14,558         14,539
Franklin Auto Trust 98-1 ............................................  5.65         01/17/06     1,000,000        984,670
Green Tree Lease Finance 97-1 .......................................  6.17         09/20/05       193,538        193,092
Green Tree Lease Finance 98-1 .......................................  5.60         07/20/02       452,284        449,009
Heller Equipment Asset Recievables Trust 97-1 .......................  6.39         05/25/05       141,346        140,408
Honda Auto Receivables Grantor Trust 97-A ...........................  5.85         02/15/03       152,769        152,359
Honda Auto Receivables Grantor Trust 97-B ...........................  5.95         05/15/03       240,656        238,933
Household Affinity Credit Card Master Trust 93-2 ....................  5.60         05/15/02        41,667         41,557
Hyundai Auto Receivables Trust 98-A .................................  6.05         07/15/04       191,419        189,733
John Deere Owner Trust 99-A .........................................  5.94         10/15/02     2,500,000      2,465,050
Metlife Capital Equipment Loan Trust 97-A ...........................  6.85         05/20/08     2,800,000      2,776,088
Metris Master Trust 97-1 ............................................  6.87         10/20/05     1,505,000      1,498,228
Navistar Financial Corp. Owner Trust 96-A ...........................  6.35         11/15/02        50,291         50,226
New Court Equipment Trust Securities 98-1 ...........................  5.24         12/20/02       288,674        285,248
Nissan Auto Receivables Grantor Trust 97-A ..........................  6.15         02/15/03        59,568         59,432
Olympic Automobile Receivables Trust 96-C ...........................  6.80         03/15/02       197,515        197,506
Onyx Acceptance Auto Trust Ser. 97-4 ................................  6.30         05/15/04        66,801         66,326
Onyx Acceptance Grantor Trust 96-1 ..................................  5.40         05/15/01         9,606          9,606
Onyx Acceptance Grantor Trust 98-A ..................................  5.85         08/15/02       297,465        296,353
Pemex Finance LTD (b) ...............................................  6.13         11/15/03       466,667        451,122
PNC Student Loan Trust I 97-2 .......................................  6.45         01/25/02       290,000        289,031
PNC Student Loan Trust I 97-C .......................................  6.57         01/25/04       125,000        123,510
Railcar Trust 92-1 ..................................................  7.75         06/01/04       142,790        142,970
Sears Credit Account Master Trust 98-1 ..............................  5.80         08/15/05       450,000        446,117
Union Acceptance Corp. 98-D A3 ......................................  5.75         06/09/03        94,403         93,758
Union Acceptance Corp. 98-D A4 ......................................  5.81         03/08/04       450,000        440,334
--------------------------------------------------------------------------------------------------------------------------
     Total Asset Backed Securities (Cost $28,648,543) .......................................................  28,289,774
--------------------------------------------------------------------------------------------------------------------------
MORTGAGE BACKED SECURITIES (24.5% OF PORTFOLIO)

Aames Mortgage Trust 98-A ...........................................  6.84 (c)     03/15/28       270,829        268,207
Advanta Home Equity Loan Trust 92-3 .................................  6.05         09/25/08        87,822         84,899
Advanta Home Equity Loan Trust 92-4 .................................  7.20         11/25/08        46,748         45,843
Advanta Home Equity Loan Trust 93-2 .................................  6.15         10/25/09        46,235         44,794
Advanta Mortgage Loan Trust 93-3 A1 .................................  4.90         01/25/10        30,265         29,815
Advanta Mortgage Loan Trust 93-3 A3 .................................  4.75         02/25/10        52,821         52,327
Advanta Mortgage Loan Trust 93-4 ....................................  5.70         03/25/25       168,344        162,153

SHORT-TERM BOND FUND

JUNE 30, 2000

(UNAUDITED)

                                                                       INTEREST    MATURITY         FACE
                                                                         RATE        DATE          AMOUNT          VALUE
-------------------------------------------------------------------------------------------------------------------------
MORTGAGE BACKED SECURITIES - CONTINUED
Advanta Mortgage Loan Trust 94-1 A1 ..................................   6.30 %     07/25/25    $  355,666     $  345,419
Advanta Mortgage Loan Trust 94-1 A2 ..................................   6.30       07/25/25       433,720        423,753
American Business Financial Services 96-2 ............................   7.53       02/15/28       268,170        263,719
Amresco Residential Securities Mortgage Loan Trust 96-3 ..............   7.55       02/25/23        58,115         57,901
Chase Mortgage Finance Corp. 93-G ....................................   7.00       04/25/01        12,449         12,382
Chase Mortgage Finance Corp. 93-N ....................................   6.75       11/25/24       232,727        228,438
Chase Mortgage Finance Corp. 94-B ....................................   6.75       02/25/25       217,735        215,595
Chase Mortgage Finance Corp. 94-L ....................................   7.50       11/25/10       250,000        247,793
Chase Mortgage Finance Corp. 98-S4 ...................................   6.90       08/25/28       691,099        608,374
Chemical Mortgage Acceptance Corp. 88-2 ..............................   7.61 (c)   05/25/18       180,682        181,220
Citibank N.A. 86-4 ...................................................  10.00       11/25/16        70,608         70,313
CITICORP Mortgage Securities, Inc. 88-11 .............................   7.43 (c)   08/25/18       475,755        473,657
CITICORP Mortgage Securities, Inc. 88-17 .............................   6.99 (c)   11/25/18       516,588        514,202
CITICORP Mortgage Securities, Inc. 92-16 .............................   7.50       09/25/22        25,195         24,810
CITICORP Mortgage Securities, Inc. 97-3 ..............................   7.00       08/25/27       216,313        215,326
CITICORP Mortgage Securities, Inc. 98-6 ..............................   6.80       07/25/28       172,719        164,415
CITICORP Mortgage Trust 3 ............................................   9.00       01/25/20       100,000         99,546
CMC Securities Corp. 92-D ............................................   7.95 (c)   12/25/23        16,086         16,194
CMC Securities Corp. 93-E ............................................   6.50       11/25/08       903,683        885,871
CMO Trust 15 .........................................................   5.00       03/20/18        26,461         34,059
CMO Trust 17 .........................................................   7.25       04/20/18        28,334         28,158
CMO Trust 27 .........................................................   7.25       04/23/17       144,093        143,585
Contimortgage Home Equity Loan Trust 95-2 ............................   8.10       08/15/25       891,000        895,375
Corestates Home Equity Trust 94-1 ....................................   6.65       05/15/09       194,056        192,220
Countrywide Funding Corp. 87-2 .......................................   7.29 (c)   02/25/18       194,041        193,134
Countrywide Home Loans 97-1 ..........................................   7.50       03/25/27     1,573,179      1,567,469
CS First Boston Mortgage Securities Corp. 96-2 .......................   6.62       02/25/18        79,896         79,209
DLJ Mortgage Acceptance Corp. 91-3 ...................................   7.17 (c)   02/20/21       602,308        600,553
Equivantage Home Equity Loan Trust 95-2 ..............................   6.85       05/25/22       202,601        201,106
Federal Deposit Insurance Credit Corp. 96-C1 .........................   6.75       05/25/26       316,308        314,886
Federal National Mortgage Association 00-6 ...........................   8.00       01/25/30       738,644        733,544
Federal National Mortgage Association 99-8 ...........................   6.50       11/25/19       677,430        617,699
First Alliance Mortgage Loan Trust 94-1 ..............................   5.85       04/25/25       285,333        274,873
First Alliance Mortgage Loan Trust 94-3 ..............................   7.83       10/25/25        49,718         49,582
First Greensboro Home Equity Loan Trust 98-1 .........................   6.55       12/25/29       857,932        830,126
First Plus Home Loan Trust 97-3 ......................................   6.86       10/10/13       800,000        797,968
First Plus Home Loan Trust 97-3 ......................................   7.22       11/10/20     1,000,000        985,510
First Plus Home Loan Trust 97-4 ......................................   6.82       10/10/18       200,000        198,110
First Plus Home Loan Trust 98-1 ......................................   6.04       10/10/13       170,066        169,626
First Plus Home Loan Trust 98-2 ......................................   6.32       11/10/13       248,157        247,296
FHLMC 1574 ...........................................................   6.50       09/15/22        20,168         19,683
FHLMC 1662 ...........................................................   6.25       01/15/09        45,108         44,775

SHORT-TERM BOND FUND

JUNE 30, 2000

(UNAUDITED)

                                                                       INTEREST    MATURITY         FACE
                                                                         RATE        DATE          AMOUNT          VALUE
-------------------------------------------------------------------------------------------------------------------------
MORTGAGE BACKED SECURITIES - CONTINUED
FHLMC 1663 ...........................................................   7.00 %     07/15/23   $    25,153   $     24,754
FHLMC 1714 ...........................................................   7.00       10/15/22        74,043         72,149
FHLMC 2035 ...........................................................   6.85       12/25/27        36,101         33,618
FHLMC 218209 .........................................................   8.50       06/01/02        20,350         20,567
Fleetwood Credit Corp. Grantor Trust 93-A ............................   6.00       01/15/08       124,371        121,306
FNMA REMIC 92-203 ....................................................   6.50       11/25/07        40,987         40,407
FNMA REMIC 93-140 ....................................................   7.00       07/25/12        53,854         53,136
FNMA REMIC 93-68 .....................................................   6.00       05/25/08        50,721         47,097
FNMA REMIC 94-4 ......................................................   6.50       12/25/06        44,442         44,201
Fremont Home Loan Owners Trust 99-2 ..................................   7.28       06/25/29     1,232,013      1,219,508
Fund America Investors Corp. 91-1 ....................................   7.95       10/20/21       353,738        354,105
GE Capital Mortgage Services, Inc. 94-1 ..............................   6.50       03/25/24       125,000        122,510
GE Capital Mortgage Services, Inc. 94-13 .............................   6.50       04/25/24       599,028        592,726
GE Capital Mortgage Services, Inc. 97-4 ..............................   7.50       05/25/27       500,000        498,350
GE Capital Mortgage Services, Inc. 98-8 ..............................   6.20       04/25/28     1,000,000        946,510
GMBS Certificates 89-1 ...............................................   9.50       12/25/19        82,172         81,800
GNMA 97-18 ...........................................................   6.90       02/20/23       592,673        584,675
GNMA 99-27 ...........................................................   7.50       08/16/27     1,954,408      1,935,822
Green Tree Financial Corp. 95-7 ......................................   6.70       11/15/26        20,026         20,018
Green Tree Financial Corp. 97-6 ......................................   6.47       01/15/29       697,167        696,581
Green Tree Home Equity Loan Trust 98-C ...............................   6.03       07/15/29        36,262         36,232
Housing Securities Inc. 92-EA ........................................   7.50       10/25/07       427,192        425,850
Housing Securities Inc. 94-1 .........................................   7.50       03/25/09       127,969        126,903
Housing Securities Inc. 94-2 .........................................   6.50       07/25/09       126,792        122,768
Independent National Mortgage Corp. 96-E .............................   6.93       05/25/26       166,713        165,621
Master Financial Asset Securitization Trust 98-2 .....................   6.34       10/20/12       922,281        915,179
Mego Mortgage Home Loan Trust 97-4 ...................................   6.77       09/25/23       454,074        449,959
Merrill Lynch Mortgage Investors, Inc. 94-A ..........................   6.36 (c)   02/15/09        87,142         84,849
Morgan Stanley Capital I 97-ALIC A1B .................................   6.44       11/15/02       360,185        355,640
Morgan Stanley Capital I 97-ALIC A2 ..................................   5.99       03/15/05       301,827        290,970
Mortgage Obligation Structured Trust 93-1 ............................   6.85       10/25/18        68,175         67,858
New Century Home Equity Loan Trust 97-NC6 ............................   7.01       05/25/26       165,000        159,243
Nomura Asset Securities Corp. 94-4B ..................................   8.30       09/25/24        17,737         17,886
Norwest Asset Securities Corp. 97-10 .................................   7.00       08/25/27       486,394        465,446
Norwest Asset Securities Corp. 98-2 ..................................   6.50       02/25/28       304,528        289,088
Oakwood Mortgage Investors, Inc. 96-B ................................   7.10       10/15/26       464,252        462,822
Prudential Home Mortgage Securities 93-29 ............................   6.75       08/25/08         6,842          6,813
Prudential Home Mortgage Securities 93-41 ............................   6.00       10/25/00         1,588          1,581
Prudential Home Mortgage Securities 93-9 .............................   7.05       03/25/08       114,904        114,461
Residential Accredit Loans, Inc. 98-QS1 ..............................   7.00       01/25/28       778,384        767,985
Residential Asset Securities Corp. 98-KS2 ............................   6.24       02/25/17       210,840        208,870
Residential Asset Securities Corp. 99-KS1 ............................   6.11       05/25/25       475,000        460,484


SHORT-TERM BOND FUND

JUNE 30, 2000

(UNAUDITED)

                                                                       INTEREST    MATURITY         FACE
                                                                         RATE        DATE          AMOUNT          VALUE
-------------------------------------------------------------------------------------------------------------------------
MORTGAGE BACKED SECURITIES - CONTINUED
Residential Funding Mortgage Securities I 93-S25 .....................   6.50 %     07/25/08    $    9,020   $      8,973
Residential Funding Mortgage Securities I 97-S13 .....................   7.25       09/25/27        44,357         44,168
Residential Funding Mortgage Securities I 99-S16 .....................   6.75       01/25/13       487,934        469,636
Resolution Trust Corp. 92-2 ..........................................   7.92 (c)   08/25/21       113,065        112,547
Ryland Mortgage Securities Corp. 93-4 ................................   7.50       08/25/24        58,658         58,556
Salomon Brothers Mortgage Securities 96-LB2 ..........................   7.25       10/25/26        19,411         19,320
Salomon Brothers Mortgage Securities 97-LB2 ..........................   6.82       12/25/27       165,000        160,329
Saxon Asset Securities Trust 98-2 ....................................   6.22       03/25/18       103,361        102,568
Securitized Asset Sales, Inc. 93-8 ...................................   7.78 (c)   12/26/23        99,030         97,931
Southern Pacific Secured Assets Corp. 98-1 ...........................   6.27       02/25/18       210,232        207,785
Southern Pacific Secured Assets Corp. 98-H1 ..........................   6.41       01/25/29     1,039,582      1,031,047
Structured Mortgage Asset Residential Trust 92-10A ...................   7.50 (c)   11/25/08       384,469        383,246
Structured Mortgage Asset Residential Trust 93-5 .....................   6.57( c)   06/25/24        44,123         41,754
TMS Home Equity Trust 93-C ...........................................   5.75       10/15/22        51,725         50,590
TMS Home Equity Trust 93-D ...........................................   5.68       02/15/09        46,180         44,598
TMS Home Equity Trust 94-D ...........................................   8.93       06/15/22       393,000        396,293
TMS Home Equity Trust 96-B A10 .......................................   6.97 (c)   10/15/27       145,381        144,817
TMS Home Equity Trust 96-B A7 ........................................   7.55       02/15/20       288,356        287,647
TMS Home Equity Trust 96-C ...........................................   7.69       05/15/24       394,000        394,122
TMS Home Equity Trust 97-A ...........................................   7.24       05/15/28       263,000        259,334
TMS Home Equity Trust 97-C ...........................................   6.59       02/15/15       426,002        423,254
UCFC Home Equity Loan 95-A1 ..........................................   8.55       01/10/20       493,705        494,875
UCFC Home Equity Loan 96-C1 ..........................................   7.83       01/15/28       405,000        399,828
UCFC Home Equity Loan 98-A ...........................................   6.49       04/15/24       484,000        472,336
UCFC Home Equity Loan 98-B ...........................................   6.27       11/15/24       500,000        478,035
UCFC Home Equity Loan 98-C1 ..........................................   5.96       05/15/20       400,000        378,512
UCFC Manufactured Housing Contract 97-3 ..............................   6.36       02/15/11        75,959         75,221
UCFC Manufactured Housing Contract 98-2 ..............................   6.16       08/15/19     1,000,000        954,640
Vanderbilt Mortgage Finance 95-B .....................................   6.68       05/07/06        10,330         10,317
Zions Home Refinance Loan Trust 93-1 .................................   5.15       09/25/03        14,950         14,638
--------------------------------------------------------------------------------------------------------------------------
     Total Mortgage Backed Securities (Cost $36,995,245) ....................................................  36,478,777
--------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (10.3% OF PORTFOLIO)
Banco Centroamericano Promissory Note ................................   5.78       05/30/01       398,165        394,431
Chattanooga Valley Corp. .............................................   0.00 (a)   01/01/01       256,000        248,081
Chattanooga Valley Corp. .............................................   0.00 (a)   07/01/01       204,000        190,634
Federal Farm Credit Bank .............................................   5.90       08/06/01     1,000,000        990,263
Federal Home Loan Bank ...............................................   6.81       09/27/04     1,000,000        982,775
Federal Home Loan Bank ...............................................   7.75       02/22/05       500,000        499,060
Federal Home Loan Mortgage Corp. .....................................   5.87       07/16/01     2,000,000      1,978,756
Federal Home Loan Mortgage Corp. .....................................   6.00       01/12/04     1,250,000      1,205,685
Federal Home Loan Mortgage Corp. .....................................   6.82       07/06/04     1,000,000        980,797

SHORT-TERM BOND FUND

JUNE 30, 2000

(UNAUDITED)

                                                                       INTEREST    MATURITY         FACE
                                                                         RATE        DATE          AMOUNT          VALUE
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - CONTINUED
Federal National Mortgage Assn .......................................   5.95 %     03/13/02    $1,500,000   $  1,476,445
Federal National Mortgage Assn .......................................   6.20       07/07/03     1,250,000      1,214,450
Federal National Mortgage Assn .......................................   6.00       03/01/04       500,000        481,557
Federal National Mortgage Assn .......................................   6.07       05/05/04     1,750,000      1,685,766
Federal National Mortgage Assn .......................................   6.40       06/14/04       115,000        111,868
Government Export Trust 93-1 .........................................   6.00       03/15/05       277,083        268,084
Small Business Administration 92-10 ..................................   7.15       09/01/02        22,300         22,022
U.S. Treasury Note ...................................................   6.38       03/31/01       500,000        499,375
U.S. Treasury Note ...................................................   5.88       11/30/01     1,750,000      1,734,687
U.S. Treasury Note ...................................................   6.00       07/31/02       500,000        495,625
--------------------------------------------------------------------------------------------------------------------------
     Total U.S. Government and Agency Obligations (Cost $15,720,240) ........................................  15,460,361
--------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (0.8% OF PORTFOLIO)
Westmoreland County, PA ..............................................   0.00 (a)   08/15/00     1,200,000      1,190,772
--------------------------------------------------------------------------------------------------------------------------
     Total Municipal Bonds (Cost $1,190,625) ................................................................   1,190,772
--------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (1.7% OF PORTFOLIO)
American Express Credit Corp. ........................................   6.88       07/03/00     2,500,000      2,499,044
--------------------------------------------------------------------------------------------------------------------------
     Total Commercial Paper (Cost $2,499,044) ...............................................................   2,499,044
--------------------------------------------------------------------------------------------------------------------------
CORPORATE MASTER NOTE (0.1% OF PORTFOLIO)
Associates Corp. of North America ....................................   6.01 (c)                  100,000        100,000
--------------------------------------------------------------------------------------------------------------------------
     Total Corporate Master Note (Cost $100,000) ............................................................     100,000
--------------------------------------------------------------------------------------------------------------------------
MONEY MARKET ACCOUNT
State Street Bank & Trust SSgA Fund ..................................   6.24 (d) ...........................       1,619
--------------------------------------------------------------------------------------------------------------------------
     Total Money Market Account (Cost $1,619) ...............................................................       1,619
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $151,658,005) - 100% ................................................. $149,375,890
==========================================================================================================================


(a)  Zero coupon security, purchased at a discount.
(b)  144A security.
(c)  Variable coupon rate as of June 30, 2000.
(d)  One day yield at June 30, 2000.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STOCK INDEX FUND

PORTFOLIO OF INVESTMENTS

JUNE 30, 2000

(UNAUDITED)

EQUITY 500 INDEX PORTFOLIO

                                                                    COST                          VALUE
-------------------------------------------------------------------------------------------------------------------------
Common Stock - 98.4% .......................................   $4,923,424,736               $7,128,372,492
Short-Term Instruments - 2.1%                                     153,059,511                  153,060,573
-------------------------------------------------------------------------------------------------------------------------
     Total Investments in Securities - 100.5% ..............    5,076,484,247                7,281,433,065
-------------------------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets - (0.5%) ..........................................      (37,447,720)
-------------------------------------------------------------------------------------------------------------------------
     NET ASSETS - 100.0% ................................................................   $7,243,985,345
-------------------------------------------------------------------------------------------------------------------------
STOCK INDEX FUND TOTAL INVESTMENTS IN
SECURITIES (0.352% OF PORTFOLIO) ...........................      $27,312,894                  $25,493,712
=========================================================================================================================

The Stock Index Fund's ownership interest in the Equity 500 Index Portfolio as of June 30, 2000, was 0.352%. Complete details relating to the investments of the Equity 500 Index Portfolio, along with the Portfolio's unaudited financial statements, can be found in Appendix A and should be considered an integral part of these financial statements.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

VALUE FUND

PORTFOLIO OF INVESTMENTS

JUNE 30, 2000

(UNAUDITED)

                                                                      SHARES                    VALUE
------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (97.7% OF PORTFOLIO)
BASIC INDUSTRIES - 8.7%
Aluminum
 Alcan Aluminum Ltd...............................................     56,200                 $  1,742,200
Chemicals
 Avery Dennison Corp..............................................    162,600                   10,914,525
Forest Products
 Pope & Talbot, Inc...............................................     47,500                      760,000
Packaging/Containers
 Bemis Co., Inc...................................................    332,300                   11,173,588
Pactiv Corp. (a) .................................................    301,200                    2,371,950
Paper
 International Paper Co...........................................     46,400                    1,383,300
-------------------------------------------------------------------------------------------------------------------------
     Total Basic Industries ................................................................    28,345,563
-------------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS - 6.1%
Construction Supplies & Fixtures
  Hughes Supply, Inc. ............................................    356,800                    7,046,800
Industrial Machinery
  Applied Industrial Technologies, Inc. ..........................    361,700                    5,922,837
  Parker-Hannifin Corp. ..........................................    156,975                    5,376,394
Manufacturing-Diverse
  Honeywell International Inc. ...................................     40,000                    1,347,500
-------------------------------------------------------------------------------------------------------------------------
     Total Capital Goods ...................................................................    19,693,531
-------------------------------------------------------------------------------------------------------------------------
CONSUMER DURABLE GOODS - 9.6%
Auto Parts
  Cooper Tire & Rubber Co. .......................................    507,000                    5,640,375
  Genuine Parts Co. ..............................................    350,300                    7,006,000
  Tenneco Automotive, Inc. .......................................    117,740                      677,005
Household Appliances & Furnishings
  Juno Lighting, Inc. (a) ........................................     21,435                      128,610
  Maytag Corp. ...................................................    241,400                    8,901,625
Housewares
  Oneida Ltd. ....................................................    491,700                    8,727,675
-------------------------------------------------------------------------------------------------------------------------
     Total Consumer Durable Goods ..........................................................    31,081,290
-------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-DURABLE GOODS - 21.3%
Drugs & Health Care
  American Home Products Corp. ...................................    148,000                    8,695,000
  Pharmacia Corp. ................................................    172,550                    8,918,678

VALUE FUND

JUNE 30, 2000

(UNAUDITED)


                                                                      SHARES                    VALUE
------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
  SmithKline Beecham  PLC .........................................    86,000                 $  5,606,125
Food Processing
  J.M. Smucker Co. (Class B) ......................................   472,700                    8,863,125
Photography
  Eastman Kodak Co. ...............................................   104,500                    6,217,750
Retail
  Dillards Department Stores, Inc. ................................   478,000                    5,855,500
  K Mart Corp. (a) ................................................   755,700                    5,148,206
  Longs Drug Stores Corp. .........................................   276,700                    6,018,225
  May Department Stores, Inc. .....................................   256,250                    6,150,000
  Ruddick Corp. ...................................................   609,200                    7,196,175
-------------------------------------------------------------------------------------------------------------------------
     Total Consumer Non-Durable Goods .......................................................   68,668,784
-------------------------------------------------------------------------------------------------------------------------
CONSUMER SERVICES - 4.9%
Restaurants
  Brinker International, Inc. (a) .................................   243,800                    7,131,150
  Wendy's International, Inc. .....................................   495,200                    8,820,750
-------------------------------------------------------------------------------------------------------------------------
     Total Consumer Services ................................................................   15,951,900
-------------------------------------------------------------------------------------------------------------------------
ENERGY - 12.6%
International Oil
  BP Amoco PLC ....................................................   183,352                   10,370,848
  Chevron Corp. ...................................................    55,000                    4,664,687
  Texaco, Inc. ....................................................   108,400                    5,772,300
Oil Well Services & Equipment
  Baker Hughes, Inc. ..............................................   300,000                    9,600,000
  Halliburton Co. .................................................   223,000                   10,522,813
-------------------------------------------------------------------------------------------------------------------------
     Total Energy ...........................................................................   40,930,648
-------------------------------------------------------------------------------------------------------------------------
FINANCE - 20.9%
Banks
  Bank of America Corp. ...........................................   195,100                    8,389,300
  Bank One Corp.                                                      329,180                    8,743,844
  BB&T Corp. ......................................................   149,800                    3,576,475
  Chase Manhattan Corp. ...........................................   192,600                    8,871,637
  Citigroup, Inc. .................................................   187,575                   11,301,394
  Commerce Bancshares, Inc. .......................................   306,598                    9,121,290
Insurance
  Allstate Corp.                                                      382,000                    8,499,500
  Chubb Corp. .....................................................   111,000                    6,826,500
  Ohio Casualty Corp. .............................................   230,400                    2,448,000
-------------------------------------------------------------------------------------------------------------------------
     Total Finance ..........................................................................   67,777,940
-------------------------------------------------------------------------------------------------------------------------

VALUE FUND

JUNE 30, 2000

(UNAUDITED)




                                                                      SHARES                    VALUE
------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
GENERAL BUSINESS - 3.4%
Business Services
  Concord EFS, Inc. (a) ...........................................    70,000                 $  1,820,000
Commercial Printing
  R.R. Donnelley & Sons Co. .......................................   414,300                    9,347,644
-------------------------------------------------------------------------------------------------------------------------
     Total General Business ................................................................    11,167,644
-------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY - 1.8%
Computers & Business Equipment
  Xerox Corp. .....................................................   291,000                    5,820,000
-------------------------------------------------------------------------------------------------------------------------
     Total Technology ......................................................................     5,820,000
-------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION - 3.4%
Air Travel
  Southwest Airlines Co. ..........................................   582,600                   11,032,987
-------------------------------------------------------------------------------------------------------------------------
     Total Transportation ..................................................................    11,032,987
-------------------------------------------------------------------------------------------------------------------------
UTILITIES - 5.0%
Gas & Pipeline
  Questar Corp. ...................................................   516,600                   10,009,125
Telephone
  BellSouth Corp. .................................................   147,000                    6,265,875
-------------------------------------------------------------------------------------------------------------------------
     Total Utilities .......................................................................    16,275,000
-------------------------------------------------------------------------------------------------------------------------
     Total Common Stock (Cost $276,819,327) ................................................   316,745,287
-------------------------------------------------------------------------------------------------------------------------

VALUE FUND

JUNE 30, 2000

(UNAUDITED)

                                                                   SHARES/
                                                                  FACE AMOUNT                     VALUE
-------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS (0.3% OF PORTFOLIO)
K Mart Corp., 7.75% Convertible Preferred ......................  25,200 shs.                $     918,225
-------------------------------------------------------------------------------------------------------------------------
     Total Preferred Stocks (Cost $1,281,750) .............................................        918,225
-------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (2.0% OF PORTFOLIO)
Household Finance Corp., 6.88%, due 07/03/00 ...................   $6,483,000                    6,480,522
-------------------------------------------------------------------------------------------------------------------------
     Total Commercial Paper (Cost $6,480,522) .............................................      6,480,522
-------------------------------------------------------------------------------------------------------------------------
MONEY MARKET ACCOUNT
State Street Bank and Trust SSgA Fund, 6.24%  (b) .........................................          3,859
-------------------------------------------------------------------------------------------------------------------------
     Total Money Market Account (Cost $3,859) .............................................          3,859
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $284,585,458) - 100% ................................   $324,147,893
=========================================================================================================================


(a) Non-income producing.
(b) One day yield at June 30, 2000.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SMALL COMPANY STOCK FUND

PORTFOLIO OF INVESTMENTS
JUNE 30, 2000
(UNAUDITED)


                                                     SHARES         VALUE
-----------------------------------------------------------------------------
COMMON STOCKS (93.9% OF PORTFOLIO)
BASIC INDUSTRIES - 2.1%
Packaging/Containers
  Pactiv Corp. (a) ........................          25,000     $  196,875
-----------------------------------------------------------------------------
     Total Basic Industries ..............................         196,875
-----------------------------------------------------------------------------
CAPITAL GOODS - 26.5%
Construction Supplies & Fixtures
  Hughes Supply, Inc. .....................          18,200        359,450
Industrial Machinery
  Applied Industrial Technologies, Inc. ...          17,200        281,650
  Flowserve Corp. (a) .....................          12,500        189,062
  Manitowoc Co., Inc. .....................           8,000        214,000
  Regal-Beloit Corp. ......................          18,000        286,875
Manufacturing-Diverse
  CLARCOR, Inc. ...........................          25,100        498,862
  Lydall, Inc. (a) ........................          36,900        392,062
  Standex International Corp. .............          19,500        312,000
-----------------------------------------------------------------------------
     Total Capital Goods .................................       2,533,961
-----------------------------------------------------------------------------
CONSUMER DURABLE GOODS - 6.8%
Auto Parts
  Cooper Tire & Rubber Co. ................          25,800        287,025
Household Appliances & Furnishings
  Juno Lighting, Inc. (a) .................             886          5,316
Housewares
  Oneida Ltd. .............................          19,900        353,225
-----------------------------------------------------------------------------
     Total Consumer Durable Goods ........................         645,566
-----------------------------------------------------------------------------
CONSUMER NON-DURABLE GOODS - 24.4%
Cosmetics & Toiletries
  Alberto Culver Co. (Class A) ............          15,000        393,750
Food Processing
  J.M. Smucker Co. (Class B) ..............          26,500        496,875
Retail
  Charming Shoppes, Inc. (a) ..............          62,000        315,812
  Claire's Stores, Inc. ...................          17,500        336,875
  Longs Drug Stores, Corp. ................          18,900        411,075
  Ruddick Corp. ...........................          31,400        370,913
-----------------------------------------------------------------------------
     Total Consumer Non-Durable Goods ....................       2,325,300
-----------------------------------------------------------------------------

SMALL COMPANY STOCK FUND

JUNE 30, 2000
(UNAUDITED)


                                                          SHARES        VALUE
----------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
CONSUMER SERVICES - 5.3%
Restaurants
  CBRL Group, Inc. (a) .........................          34,500     $  506,719
----------------------------------------------------------------------------------
     Total Consumer Services ..................................         506,719
----------------------------------------------------------------------------------
ENERGY - 4.7%
Oil Well Services & Equipment
  Helmerich & Payne, Inc. ......................          12,700        450,850
----------------------------------------------------------------------------------
     Total Energy .............................................         450,850
----------------------------------------------------------------------------------
FINANCE - 9.5%
Banks
  UMB Financial Corp. ..........................          11,330        371,765
  Valley National Bancorp ......................          10,500        256,594
Insurance
  Ohio Casualty Corp. ..........................          26,200        278,375
----------------------------------------------------------------------------------
     Total Finance ............................................         906,734
----------------------------------------------------------------------------------
GENERAL BUSINESS - 6.9%
Commercial Printing
  Banta Corp. ..................................          20,500        388,219
Linen Supply
  Superior Uniform Group, Inc. .................          31,400        272,787
----------------------------------------------------------------------------------
     Total General Business ...................................         661,006
----------------------------------------------------------------------------------
TRANSPORTATION - 3.9%
Railroad
  Wisconsin Central Transportation Corp. (a) ...          28,500        370,500
----------------------------------------------------------------------------------
     Total Transportation .....................................         370,500
----------------------------------------------------------------------------------
UTILITIES - 3.8%
Gas & Pipeline
  Questar Corp. ................................          18,700        362,313
----------------------------------------------------------------------------------
     Total Utilities ..........................................         362,313
----------------------------------------------------------------------------------
     Total Common Stock (Cost $10,642,953) ....................       8,959,824
----------------------------------------------------------------------------------

SMALL COMPANY STOCK FUND

JUNE 30, 2000
(UNAUDITED)

                                                                     FACE AMOUNT          VALUE
---------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (6.1% OF PORTFOLIO)
American Express Credit Corp., 6.88%, due 07/03/00 ...........       $   482,000       $  481,816
Household Finance Corp., 6.88%, due 07/03/00 .................           100,000           99,962
---------------------------------------------------------------------------------------------------
     Total Commercial Paper (Cost $581,778) ........................................      581,778
---------------------------------------------------------------------------------------------------
MONEY MARKET ACCOUNT

State Street Bank & Trust SSgA Fund, 6.24% (b) .....................................        1,267
---------------------------------------------------------------------------------------------------
     Total Money Market Account (Cost $1,267) ......................................        1,267
---------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $11,225,998) - 100% ..........................   $9,542,869
===================================================================================================


(a) Non-income producing.
(b) One day yield at June 30, 2000.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS & LIABILITIES


JUNE 30, 2000
(UNAUDITED)


                                                                                                SHORT-TERM
                                                                             DAILY INCOME       GOVERNMENT            SHORT-TERM
                                                                                 FUND         SECURITIES FUND         BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost: $68,740,814;
   $29,496,323; $151,658,005) .........................................       $68,740,814       $ 29,119,156        $ 149,375,890
Receivables
   Investment securities sold .........................................                --            124,615                   --
   Dividends and interest .............................................           346,867            301,136            1,584,157
   Capital shares sold ................................................            27,398                230                3,122
Prepaid expenses ......................................................            16,136             17,448               23,391
Accrued expenses ......................................................                --                 --                   --
-----------------------------------------------------------------------------------------------------------------------------------
Total assets ..........................................................        69,131,215         29,562,585          150,986,560
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payables
   Investment securities purchased ....................................         1,017,879                 --              454,743
   Accrued expenses ...................................................            30,738             12,356               63,276
   Due to RE Advisers .................................................            29,718             18,083               58,082
   Capital shares redeemed ............................................            18,303                 --               15,593
   Dividends ..........................................................            13,738              5,950               41,111
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities .....................................................         1,110,376             36,389              632,805
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ............................................................       $68,020,839       $ 29,526,196        $ 150,353,755
===================================================================================================================================

NET ASSETS CONSIST OF:
Unrealized appreciation (depreciation) of investments .................       $        --       $   (377,167)       $  (2,282,115)
Undistributed net income ..............................................                --                 --                   --
Undistributed net realized gain (loss) from investments
   and futures transactions ...........................................                --             (2,962)             (28,543)
Paid-in-capital applicable to outstanding shares of 68,020,839 of
   Daily Income Fund, 5,900,999 of Short-Term Government Securities
   Fund, and 29,518,357 of Short-Term Bond Fund .......................        68,020,839         29,906,325          152,664,413
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ............................................................       $68,020,839       $ 29,526,196        $ 150,353,755
===================================================================================================================================
NET ASSET VALUE PER SHARE .............................................       $      1.00       $       5.00        $        5.09
===================================================================================================================================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS & LIABILITIES

JUNE 30, 2000
(UNAUDITED)


                                                                                                                      SMALL
                                                                           STOCK INDEX             VALUE             COMPANY
                                                                               FUND                FUND             STOCK FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost: $27,312,894;
   $284,585,458; $11,225,998) ......................................       $ 25,493,712        $324,147,893       $  9,542,869
Receivables
   Investment securities sold ......................................                 --                  --                 --
   Dividends and interest ..........................................                 --             594,129             12,914
   Capital shares sold .............................................              5,111             114,265              2,008
Prepaid expenses ...................................................              8,434              35,862             15,091
Accrued expenses ...................................................                 --              15,931                 --
---------------------------------------------------------------------------------------------------------------------------------
Total assets .......................................................         25,507,257         324,908,080          9,572,882
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payables
   Investment securities purchased .................................                 --           1,372,000                 --
   Accrued expenses ................................................              9,716                  --             13,111
   Due to RE Advisers ..............................................              5,551             166,899              3,942
   Capital shares redeemed .........................................              1,395              77,389                961
   Dividends .......................................................                701              68,145                 --
---------------------------------------------------------------------------------------------------------------------------------
Total liabilities ..................................................             17,363           1,684,433             18,014
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS .........................................................       $ 25,489,894        $323,223,647       $  9,554,868
=================================================================================================================================

NET ASSETS CONSIST OF:
Unrealized appreciation (depreciation) of investments ..............       $ (1,819,182)       $ 39,562,435       $ (1,683,129)
Undistributed net income ...........................................                 --                  --             46,392
Undistributed net realized gain (loss) from investments
   and futures transactions ........................................          2,448,604          13,604,047             24,859
Paid-in-capital applicable to outstanding shares of 2,350,100 of
   Stock Index Fund, 14,610,624 of Value Fund, and 1,166,960
   of Small Company Stock Fund .....................................         24,860,472         270,057,165         11,166,746
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS .........................................................       $ 25,489,894        $323,223,647       $  9,554,868
=================================================================================================================================
NET ASSET VALUE PER SHARE ..........................................       $      10.85        $      22.12       $       8.19
=================================================================================================================================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2000
(UNAUDITED)


                                                                                    SHORT-TERM
                                                                DAILY INCOME        GOVERNMENT       SHORT-TERM
                                                                    FUND          SECURITIES FUND    BOND FUND
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest ..............................................       $ 2,084,981        $ 908,746        $ 5,160,469
   Dividends .............................................                --               --                 --
------------------------------------------------------------------------------------------------------------------
Total income .............................................         2,084,981          908,746          5,160,469
------------------------------------------------------------------------------------------------------------------
Expenses
   Management fees .......................................           168,836           69,748            475,266
   Custodian and accounting fees .........................            41,719           12,448             94,922
   Shareholder servicing .................................            35,108           20,240             49,660
   Communication .........................................             8,018            3,390             13,161
   Registration expense ..................................            13,214           15,142             19,532
   Legal and audit fees ..................................             6,812            3,812             12,573
   Printing ..............................................             3,443            1,488              7,366
   Insurance .............................................             2,231            1,239              6,197
   Other expenses ........................................             1,497              830              3,835
   Directors fees ........................................               885              417              2,059
   Administration fees ...................................                --               --                 --
------------------------------------------------------------------------------------------------------------------
Total expenses ...........................................           281,763          128,754            684,571
------------------------------------------------------------------------------------------------------------------
Less fees waived and expenses
   reimbursed by RE Advisers .............................           (12,349)         (12,622)           (91,471)
------------------------------------------------------------------------------------------------------------------
Net expenses .............................................           269,414          116,132            593,100
------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME ....................................         1,815,567          792,614          4,567,369
------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments ..................                --           (2,962)           (28,543)
Net change in unrealized appreciation (depreciation) .....                --           32,685             (8,308)
------------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS ...........................                --           29,723            (36,851)
------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ....       $ 1,815,567        $ 822,337        $ 4,530,518
==================================================================================================================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2000
(UNAUDITED)


                                                                                                         SMALL
                                                                STOCK INDEX            VALUE            COMPANY
                                                                   FUND                FUND           STOCK FUND
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest .............................................       $        --        $    308,043        $  14,279
   Dividends ............................................           125,193           4,139,173          104,353
-------------------------------------------------------------------------------------------------------------------
Total income ............................................           125,193           4,447,216          118,632
-------------------------------------------------------------------------------------------------------------------
Expenses
   Management fees ......................................             5,057           1,030,617           41,036
   Custodian and accounting fees ........................               214             120,741           10,303
   Shareholder servicing ................................             3,532             164,060           22,618
   Communication ........................................             4,901              54,111            5,013
   Registration expense .................................             5,873               5,297           12,652
   Legal and audit fees .................................             4,021              21,409            2,814
   Printing .............................................             2,716              13,364              627
   Insurance ............................................               524              11,814              496
   Other expenses .......................................               125               8,177              390
   Directors fees .......................................               321               3,830               83
   Administration fees ..................................            25,487                  --               --
-------------------------------------------------------------------------------------------------------------------
Total expenses ..........................................            52,771           1,433,420           96,032
-------------------------------------------------------------------------------------------------------------------
Less fees waived and expenses
   reimbursed by RE Advisers ............................                --                  --          (23,792)
-------------------------------------------------------------------------------------------------------------------
Net expenses ............................................            52,771           1,433,420           72,240
-------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME ...................................            72,422           3,013,796           46,392
-------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments .................         2,451,591          13,604,047           24,859
Net change in unrealized appreciation (depreciation) ....        (2,181,039)        (37,895,276)        (284,574)
-------------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS ..........................           270,552         (24,291,229)        (259,715)
-------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ...       $   342,974        $(21,277,433)       $(213,323)
===================================================================================================================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                SHORT-TERM
                                                                                GOVERNMENT                        SHORT-TERM
                                             DAILY INCOME FUND                SECURITIES FUND                     BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
                                         Six Months                       Six Months                    Six Months
                                           Ended         Year Ended         Ended       Year Ended         Ended         Year Ended
                                       June 30, 2000     December 31,   June 30, 2000  December 31,    June 30, 2000    December 31,
                                        (Unaudited)         1999         (Unaudited)        1999         (Unaudited)         1999
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income ...............   $  1,815,567   $  2,877,124    $    792,614    $  1,436,046   $   4,567,369   $   9,043,927
Net realized gain (loss)
   on investments ...................             --             --          (2,962)          7,990         (28,543)         41,847
Net change in unrealized
   appreciation (depreciation) ......             --             --          32,685        (569,413)         (8,308)     (3,686,363)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net
   assets from operations ...........      1,815,567      2,877,124         822,337         874,623       4,530,518       5,399,411
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income ...............     (1,815,567)    (2,877,124)       (792,614)     (1,436,046)     (4,567,369)     (9,043,927)
Net realized gain
   on investments ...................             --             --              --          (7,990)             --         (41,847)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions
   to shareholders ..................     (1,815,567)    (2,877,124)       (792,614)     (1,444,036)     (4,567,369)     (9,085,774)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS, NET .....      4,286,853      5,156,838      (4,963,022)     11,098,783     (21,303,040)     29,029,639
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE)
   IN NET ASSETS ....................      4,286,853      5,156,838      (4,933,299)     10,529,370     (21,339,891)     25,343,276

NET ASSETS
Beginning of year ...................     63,733,986     58,577,148      34,459,495      23,930,125     171,693,646     146,350,370
------------------------------------------------------------------------------------------------------------------------------------
END OF PERIOD .......................   $ 68,020,839   $ 63,733,986    $ 29,526,196    $ 34,459,495   $ 150,353,755   $ 171,693,646
====================================================================================================================================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS



                                                STOCK INDEX                                                     SMALL COMPANY
                                                    FUND                       VALUE FUND                         STOCK FUND
------------------------------------------------------------------------------------------------------------------------------------
                                         Six Months                     Six Months                       Six Months
                                           Ended        Period Ended      Ended        Year Ended           Ended        Year Ended
                                       June 30, 2000    December 31,  June 30, 2000    December 31,     June 30, 2000   December 31,
                                        (Unaudited)        1999*       (Unaudited)         1999          (Unaudited)       1999
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income ...............  $     72,422    $     4,138    $   3,013,796    $   6,666,832    $    46,392    $     64,109
Net realized gain (loss)
   on investments ...................     2,451,591         (2,987)      13,604,047       27,761,410         24,859         520,344
Net change in unrealized
   appreciation (depreciation) ......    (2,181,039)       361,857      (37,895,276)     (48,332,822)      (284,574)       (856,439)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net
   assets from operations ...........       342,974        363,008      (21,277,433)     (13,904,580)      (213,323)       (271,986)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income ...............       (72,422)        (4,138)      (3,013,796)      (6,666,832)            --         (64,109)
Net realized gain
   on investments ...................            --             --               --      (27,761,410)            --        (518,635)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions
   to shareholders ..................       (72,422)        (4,138)      (3,013,796)     (34,428,242)            --        (582,744)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS, NET .....    16,907,881      7,952,591      (58,787,219)       5,632,971       (868,901)      3,929,793
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE)
   IN NET ASSETS ....................    17,178,433      8,311,461      (83,078,448)     (42,699,851)    (1,082,224)      3,075,063

NET ASSETS
Beginning of year ...................     8,311,461             --      406,302,095      449,001,946     10,637,092       7,562,029
------------------------------------------------------------------------------------------------------------------------------------
END OF PERIOD .......................  $ 25,489,894    $ 8,311,461    $ 323,223,647    $ 406,302,095    $ 9,554,868    $ 10,637,092
====================================================================================================================================

*  For the period beginning October 28, 1999 (inception date) to December 31,
   1999.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DAILY INCOME FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                     SIX MONTHS                             YEAR ENDED DECEMBER 31,
                                                 ENDED JUNE 30, 2000  --------------------------------------------------------------
                                                     (UNAUDITED)        1999         1998         1997         1996         1995
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ................   $   1.00        $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
   Net investment income (a) ......................       0.03            0.04         0.05         0.05         0.05         0.05
------------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations ...............       0.03            0.04         0.05         0.05         0.05         0.05
------------------------------------------------------------------------------------------------------------------------------------
Distributions
   Net investment income ..........................      (0.03)          (0.04)       (0.05)       (0.05)       (0.05)       (0.05)
------------------------------------------------------------------------------------------------------------------------------------
   Total distributions ............................      (0.03)          (0.04)       (0.05)       (0.05)       (0.05)       (0.05)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ....................   $   1.00        $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
====================================================================================================================================
TOTAL RETURN ......................................       2.71%(b)        4.56%        4.91%        4.92%        4.81%        5.38%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands) .............   $ 68,021        $ 63,734     $ 58,577     $ 53,033     $ 57,871     $ 52,699
Ratio of gross expenses before voluntary expense
   limitation to average net assets ...............       0.83%(c)        0.84%        0.87%        0.83%        0.81%        0.87%
Ratio of net investment income to
   average net assets (a) .........................       5.36%(c)        4.47%        4.80%        4.80%        4.71%        5.25%
Ratio of expenses to average net assets (a) .......       0.80%(c)        0.80%        0.80%        0.80%        0.76%        0.75%

----------

(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.
(b) Aggregate total return for the period.
(c) Annualized.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SHORT-TERM GOVERNMENT SECURITIES FUND


FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                                                                       MAY 1, 1995
                                                      SIX MONTHS                   YEAR ENDED DECEMBER 31,          (INCEPTION DATE)
                                                  ENDED JUNE 30, 2000 ---------------------------------------------  TO DECEMBER 31,
                                                      (UNAUDITED)        1999         1998        1997         1996       1995
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ................   $   5.00        $   5.09     $   5.07    $   5.05     $   5.09    $   5.00
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
   Net investment income (a) ......................       0.13            0.23         0.25        0.26         0.26        0.18
   Net realized and unrealized gain (loss)
     on investments ...............................       0.00           (0.09)        0.02        0.02        (0.04)       0.09
------------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations ...............       0.13            0.14         0.27        0.28         0.22        0.27
------------------------------------------------------------------------------------------------------------------------------------
Distributions
   Net investment income ..........................      (0.13)          (0.23)       (0.25)      (0.26)       (0.26)      (0.18)
------------------------------------------------------------------------------------------------------------------------------------
   Total distributions ............................      (0.13)          (0.23)       (0.25)      (0.26)       (0.26)      (0.18)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ....................   $   5.00        $   5.00     $   5.09    $   5.07     $   5.05    $   5.09
====================================================================================================================================
TOTAL RETURN ......................................       2.58%(b)        2.88%        5.51%       5.73%        4.46%       5.44%(b)
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands) .............   $ 29,526        $ 34,459     $ 23,930    $ 16,187     $  7,692    $  2,658
Ratio of gross expenses before voluntary expense
   limitation to average net assets ...............       0.83%(c)        0.86%        1.03%       1.27%        2.30%       6.21%(c)
Ratio of net investment income to
   average net assets (a) .........................       5.10%(c)        4.63%        5.00%       5.19%        5.16%       5.18%(c)
Ratio of expenses to average net assets (a) .......       0.75%(c)        0.75%        0.75%       0.75%        0.75%       0.75%(c)
Portfolio turnover rate ...........................         18%(c)           9%          57%         12%          21%         11%(c)


----------

(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.
(b) Aggregate total return for the period.
(c) Annualized.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SHORT-TERM BOND FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                      SIX MONTHS                           YEAR ENDED DECEMBER 31,
                                                  ENDED JUNE 30, 2000 ------------------------------------------------------------
                                                      (UNAUDITED)        1999        1998         1997        1996         1995
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ................   $   5.09        $   5.21     $   5.18     $   5.15     $  5.19     $  4.95
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
   Net investment income (a) ......................       0.15            0.28         0.29         0.30        0.29        0.28
   Net realized and unrealized gain (loss)
     on investments ...............................       0.00           (0.12)        0.03         0.03       (0.04)       0.24
----------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations ...............       0.15            0.16         0.32         0.33        0.25        0.52
----------------------------------------------------------------------------------------------------------------------------------
Distributions
   Net investment income ..........................      (0.15)          (0.28)       (0.29)       (0.30)      (0.29)      (0.28)
----------------------------------------------------------------------------------------------------------------------------------
   Total distributions ............................      (0.15)          (0.28)       (0.29)       (0.30)      (0.29)      (0.28)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ....................   $   5.09        $   5.09     $   5.21     $   5.18     $  5.15     $  5.19
==================================================================================================================================
TOTAL RETURN ......................................       2.91%(b)        3.21%        6.40%        6.62%       5.16%      10.81%
==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands) .............   $150,354        $171,694     $146,350     $108,898     $81,470     $62,125
Ratio of gross expenses before voluntary expense
   limitation to average net assets ...............       0.86%(c)        0.83%        0.84%        0.87%       0.76%       0.86%
Ratio of net investment income to
   average net assets (a) .........................       5.75%(c)        5.48%        5.53%        5.75%       5.72%       5.49%
Ratio of expenses to average net assets (a) .......       0.75%(c)        0.75%        0.75%        0.75%       0.75%       0.75%
Portfolio turnover rate ...........................         16%(c)          37%          62%          55%         49%         35%

----------

(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.
(b) Aggregate total return for the period.
(c) Annualized.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

VALUE FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                     SIX MONTHS                         YEAR ENDED DECEMBER 31,
                                                ENDED JUNE 30, 2000   -------------------------------------------------------------
                                                      (UNAUDITED)        1999        1998         1997         1996        1995
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ................   $  23.53        $  26.50     $  25.50     $  20.99     $  18.44     $  14.50
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
   Net investment income (a) ......................       0.21            0.41         0.40         0.37         0.39         0.41
   Net realized and unrealized gain
     on investments ...............................      (1.41)          (1.23)        1.72         5.22         2.91         4.47
-----------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations ...............      (1.20)          (0.82)        2.12         5.59         3.30         4.88
-----------------------------------------------------------------------------------------------------------------------------------
Distributions
   Net investment income ..........................      (0.21)          (0.41)       (0.40)       (0.37)       (0.39)       (0.41)
   Net realized gain ..............................         --           (1.74)       (0.72)       (0.71)       (0.36)       (0.53)
-----------------------------------------------------------------------------------------------------------------------------------
   Total distributions ............................      (0.21)          (2.15)       (1.12)       (1.08)       (0.75)       (0.94)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ....................   $  22.12        $  23.53     $  26.50     $  25.50     $  20.99     $  18.44
===================================================================================================================================
TOTAL RETURN ......................................      (5.11)%(b)      (3.21)%       8.31%       26.70%       17.94%       33.78%
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands) .............   $323,224        $406,302     $449,002     $378,621     $238,550     $147,506
Ratio of gross expenses before voluntary expense
   limitation to average net assets ...............      N/A             N/A          N/A          N/A          N/A          N/A
Ratio of net investment income to
   average net assets (a) .........................       1.71%(c)        1.47%        1.52%        1.59%        2.08%        2.50%
Ratio of expenses to average net assets (a) .......       0.81%(c)        0.74%        0.72%        0.79%        0.73%        0.84%
Portfolio turnover rate ...........................         10%(c)          17%          10%           6%           5%          10%

----------

(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.
(b) Aggregate total return for the period.
(c) Annualized.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STOCK INDEX FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                                             OCTOBER 28, 1999
                                                           SIX MONTHS        (INCEPTION DATE)
                                                       ENDED JUNE 30, 2000    TO DECEMBER 31,
                                                          (UNAUDITED)              1999
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ................       $    10.96            $    10.00
-----------------------------------------------------------------------------------------------
Income from investment operations
   Net investment income (a) ......................             0.03                  0.01
   Net realized and unrealized gain
      on investments ..............................            (0.11)                 0.96
-----------------------------------------------------------------------------------------------
   Total from investment operations ...............            (0.08)                 0.97
-----------------------------------------------------------------------------------------------
Distributions
   Net investment income ..........................            (0.03)                (0.01)
   Net realized gain ..............................             0.00                  0.00
   Total distributions ............................            (0.03)                (0.01)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ....................       $    10.85            $    10.96
===============================================================================================
TOTAL RETURN ......................................            (0.81)%(b)             9.65%(b)
===============================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands) .............       $   25,490            $    8,311
Ratio of gross expenses before voluntary expense
   limitation to average net assets ...............              N/A                   N/A
Ratio of net investment income to
   average net assets (a) .........................             0.71%(c)              0.54%(c)
Ratio of expenses to average net assets (a) .......             0.52%(c)              0.72%(c)
Portfolio turnover rate ...........................              N/A                   N/A

----------

(a) Excludes excess administrative fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.
(b) Aggregate total return for the period.
(c) Annualized.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SMALL COMPANY STOCK FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                                                  MARCH 4, 1998
                                                          SIX MONTHS            YEAR ENDED       (INCEPTION DATE)
                                                      ENDED JUNE 30, 2000       DECEMBER 31,     TO DECEMBER 31,
                                                          (UNAUDITED)              1999               1998
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ................            $8.32                 $8.85             $10.00
---------------------------------------------------------------------------------------------------------------------
Income from investment operations
   Net investment income (a) ......................             0.04                  0.05               0.05
   Net realized and unrealized gain (loss)
      on investments ..............................            (0.17)                (0.10)             (1.15)
---------------------------------------------------------------------------------------------------------------------
   Total from investment operations ...............            (0.13)                (0.05)             (1.10)
---------------------------------------------------------------------------------------------------------------------
Distributions
   Net investment income ..........................               --                 (0.05)             (0.05)
   Net realized gain ..............................               --                 (0.43)                --
---------------------------------------------------------------------------------------------------------------------
   Total distributions ............................             0.00                 (0.48)             (0.05)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ....................            $8.19                 $8.32              $8.85
=====================================================================================================================
TOTAL RETURN ......................................            (1.56)%(b)            (0.55)%            (11.02)%(b)
=====================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands) .............           $9,555               $10,637             $7,562
Ratio of gross expenses before voluntary expense
   limitation to average net assets ...............             1.98%(c)              2.02%              3.11%(c)
Ratio of net investment income to
   average net assets (a) .........................             0.96%(c)              0.65%              1.04%(c)
Ratio of expenses to average net assets (a) .......             1.50%(c)              1.50%              1.50%(c)
Portfolio turnover rate ...........................               11%(c)                23%                20%(c)

----------

(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.
(b) Aggregate total return for the period.
(c) Annualized.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)



                                1. ORGANIZATION

Homestead Funds, Inc. (Homestead Funds) is a Maryland corporation registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the Act) as a no-load, open-end diversified management investment company. Homestead Funds (the Fund) currently consists of six funds: Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, and Small Company Stock Fund. The Stock Index Fund commenced operations on October 28, 1999.

Each Fund is a separate investment portfolio with distinct investment objectives, investment programs, policies and restrictions. The investment objectives of the Fund as well as the nature and risks of the investment activities of each Fund are set forth more fully in the Homestead Funds' Prospectus and Statement of Additional Information.

The Stock Index Fund seeks to achieve its investment objective by investing substantially all of its assets in the Equity 500 Index Portfolio (the Portfolio), which is registered under the Act as an open-end management investment company advised by Bankers Trust Company and is designed to replicate the broad diversification and returns of the S&P 500 Index. At June 30, 2000, the Stock Index Fund's investment was 0.352% of the Portfolio. The financial statements of the Portfolio are contained in Appendix A of this report and should be read in conjunction with the Stock Index Fund's financial statements.

                  2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Security valuation: The Daily Income Fund values all money market instruments on an amortized cost basis, which approximates market value. Under the amortized cost method, discounts and premiums on securities purchased are amortized over the life of the respective securities.

The Short-Term Government Securities Fund, the Short-Term Bond Fund, the Value Fund and the Small Company Stock Fund value investments in common stocks, preferred stocks, and convertible preferred stocks traded on national securities exchanges and certain over-the-counter securities at the last quoted sale price at the close of the New York Stock Exchange. Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued at market prices furnished by an independent pricing service. Over-the-counter issues not quoted on the NASDAQ system, other equity securities and debt instruments for which a sale price is not available are valued at the mean of the closing bid and asked prices, or the last available sale price may be used for exchange-traded debt securities. Securities with a maturity of 60 days or less are valued on an amortized cost basis, which approximates market value.

The Stock Index Fund records its investment in the Portfolio at value, which reflects its proportionate interest in the net assets of the Portfolio. Valuation of the securities held by the Portfolio is discussed in the notes to the Portfolio's financial statements included in Appendix A of this report.

Distributions to shareholders: Dividends to shareholders are recorded on the ex-dividend date. Income dividends for the Daily Income Fund, the Short-Term Government Securities Fund and the Short-Term Bond Fund are declared daily and paid monthly. Income dividends for the Stock Index Fund are declared and paid quarterly. Income dividends for the Value Fund are declared and paid semi-annually. Income dividends for the Small Company Stock Fund are declared and paid annually. Capital gains dividends, if any, are declared and paid at the end of each fiscal year.

Use of estimates in the preparation of financial statements: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other: The financial statements reflect all adjustments, which are of a normal recurring nature, and which, in the opinion of management, are necessary to a fair statement of results for the six months ended June 30, 2000. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on the accrual basis. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are reported on the identified cost basis.

The Stock Index Fund records its pro rata share of the Portfolio's income, expenses, and realized and unrealized gains and losses in addition to the fund's own expenses which are accrued daily.

                             3. FEDERAL INCOME TAXES

The Homestead Funds comply with the provisions of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and distribute all of their taxable income to their shareholders. Therefore, no provision for federal income or excise tax is required.

At June 30, 2000, the aggregate costs of investments for the Daily Income Fund, the Short-Term Government Securities Fund, the Short-Term Bond Fund, the Stock Index Fund, the Value Fund and the Small Company Stock

NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)


Fund for federal income tax is the same as for financial reporting purposes.

At June 30, 2000, the Stock Index Fund has a capital loss carryforward of $2,987, which expires on December 31, 2007.

At June 30, 2000, net unrealized appreciation (depreciation) consisted of the following:

                                                                 Net
                            Gross             Gross          Unrealized
                         Unrealized        Unrealized       Appreciation
                        Appreciation      Depreciation      (Depreciation)
                        ------------      ------------      --------------
Short-Term
   Government
   Securities Fund       $    19,877       $   397,044       ($   377,167)
Short-Term
   Bond Fund             $   115,235       $ 2,397,350       ($ 2,282,115)
Stock Index Fund         $   318,582       $ 2,137,764       ($ 1,819,182)
Value Fund               $80,847,775       $41,285,340       $ 39,562,435
Small Company
   Stock Fund            $   369,302       $ 2,052,431       ($ 1,683,129)

                           4. INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term and U.S. Government securities, for the six months ended June 30, 2000, were as follows:

                                            Proceeds
                          Purchases        from Sales
                         -----------       -----------
Short-Term
   Government
   Securities Fund       $ 1,697,790       $ 1,657,182
Short-Term
   Bond Fund             $12,003,179       $27,887,040
Value Fund               $16,600,500       $61,069,463
Small Company
   Stock Fund            $   521,738       $ 1,505,762

Purchases and proceeds from sales of long-term U.S. Government securities, for the six months ended June 30, 2000, were as follows:

                                          Proceeds
                        Purchases        from sales
                        ----------       ----------
Short-Term
  Government
  Securities Fund       $1,195,531       $5,683,636
Short-Term
  Bond Fund               $     --       $3,089,372

                              5. INVESTMENT MANAGER

The investment management agreements between Homestead Funds, with respect to each Fund, and RE Advisers Corporation (Manager), an indirect, wholly-owned subsidiary of National Rural Electric Cooperative Association (NRECA), provide for an annual investment management fee, computed daily and paid monthly, based on each Fund's average daily net assets. The annualized management fee rates are: with respect to the Daily Income Fund, .50% of average daily net assets; with respect to the Short-Term Government Securities Fund, .45% of average daily net assets; with respect to the Short-Term Bond Fund, .60% of average daily net assets; with respect to the Value Fund, .65% of average daily net assets up to $200 million, .50% of average daily net assets up to the next $200 million, .40% of average daily net assets in excess of $400 million; with respect to the Small Company Stock Fund, .85% of average daily net assets up to $200 million and .75% of average daily net assets in excess of $200 million.

With respect to the Stock Index Fund, an Administrative Services Agreement with the manager has been contracted. Pursuant to this agreement, RE Advisers Corporation receives a fee of 0.25% of the Fund's average daily net assets. Under a Third Party Feeder Agreement between the Stock Index Fund, the Manager and Bankers Trust, Bankers Trust receives a fee of 0.055% of the Stock Index Fund's average daily net assets.

The Manager has agreed, as part of the Expense Limitation Agreements entered into with Homestead Funds, with respect to each Fund, to waive its management fee and/or reimburse for all Fund operating expenses, excluding certain non-recurring expenses, which in any year exceed .80% of the average daily net assets of the Daily Income Fund, .75% of the average daily net assets of the Short-Term Government Securities Fund and the Short-Term Bond Fund, .75% of the average daily net assets of the Stock Index Fund, 1.25% of the average daily net assets of the Value Fund and 1.50% of the average daily net assets of the Small Company Stock Fund.

Pursuant to the Expense Limitation Agreements, management fees waived for the six months ended June 30, 2000, amounted to $12,349 for the Daily Income Fund, $12,622 for the Short-Term Government Securities Fund, $91,471 for the Short-Term Bond Fund and $23,792 for the Small Company Stock Fund.

At June 30, 2000, certain officers and directors of the Homestead Funds, and NRECA and its affiliates owned 5% of the Small Company Stock Fund shares outstanding, 4% of the Daily Income Fund shares outstanding, 3% of the Stock Index Fund shares outstanding, and less than 1% of the Short-Term Bond Fund, Short-term Government Securities Fund, and Value Funds shares outstanding.

NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)

                         6. CAPITAL SHARE TRANSACTIONS
As of June 30, 2000, 300 million shares of $.01 par value capital shares are authorized for the Daily Income Fund, 200 million shares for the Short-Term Bond Fund and the Value Fund, and 100 million shares for the Short-Term Government Securites Fund, the Stock Index Fund and the SmallCompany Stock Fund. Tranactions in capital shares were as follows:


                                                            SHARES ISSUED       TOTAL           TOTAL               NET
                                                 SHARES    IN REINVESTMENT     SHARES          SHARES            INCREASE
                                                  SOLD       OF DIVIDENDS      ISSUED         REDEEMED          (DECREASE)
                                              ------------   ------------   ------------    ------------       ------------
PERIOD ENDED JUNE 30, 2000
In Dollars
   Daily Income Fund .....................    $35,083,192     $1,401,854     $36,485,046   ($32,198,193)         $4,286,853
   Short-Term Government Securities Fund .     $3,926,803       $743,143      $4,669,946    ($9,632,968)        ($4,963,022)
   Short-Term Bond Fund ..................    $16,175,834     $4,229,749     $20,405,583   ($41,708,623)       ($21,303,040)
   Stock Index Fund ......................    $22,715,803        $71,348     $22,787,151    ($5,879,270)         $16,907,881
   Value Fund ............................    $32,645,024     $2,945,713     $35,590,737   ($94,377,956)       ($58,787,219)
   Small Company Stock Fund ..............     $2,009,000              -      $2,009,000    ($2,877,901)          ($868,901)

In Shares
   Daily Income Fund .....................     35,083,192      1,401,854      36,485,046    (32,198,193)          4,286,853
   Short-Term Government Securities Fund .        788,105        149,079         937,184     (1,932,462)           (995,278)
   Short-Term Bond Fund ..................      3,187,057        833,467       4,020,524     (8,214,661)         (4,194,137)
   Stock Index Fund ......................      2,133,397          6,520       2,139,917       (548,359)          1,591,558
   Value Fund ............................      1,443,311        133,170       1,576,481     (4,236,206)         (2,659,725)
   Small Company Stock Fund ..............        254,493              -         254,493       (365,590)           (111,097)


YEAR ENDED DECEMBER 31, 1999
In Dollars
   Daily Income Fund .....................    $98,168,759     $2,725,187    $100,893,946   ($95,737,108)         $5,156,838
   Short-Term Government Securities Fund .    $17,447,442     $1,356,069     $18,803,511    ($7,704,728)        $11,098,783
   Short-Term Bond Fund ..................    $71,000,149     $8,483,858     $79,484,007   ($50,454,368)        $29,029,639
   Stock Index Fund * ....................     $8,029,448         $3,936      $8,033,384       ($80,793)         $7,952,591
   Value Fund ............................   $149,227,975    $33,774,869    $183,002,844  ($177,369,873)         $5,632,971
   Small Company Stock Fund ..............     $6,185,800       $574,045      $6,759,845    ($2,830,052)         $3,929,793

In Shares
   Daily Income Fund .....................     98,168,759      2,725,187     100,893,946    (95,737,108)          5,156,838
   Short-Term Government Securities Fund .      3,456,514        269,455       3,725,969     (1,530,213)          2,195,756
   Short-Term Bond Fund ..................     13,754,138      1,649,586      15,403,724     (9,796,530)          5,607,194
   Stock Index Fund * ....................        765,672            359         766,031         (7,489)            758,542
   Value Fund ............................      5,410,019      1,405,465       6,815,484     (6,486,098)            329,386
   Small Company Stock Fund ..............        671,623         68,995         740,618       (317,218)            423,400

----------------
* For the period beginning October 28, 1999 (commencement of operations) to December 31, 1999.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

APPENDIX A

EQUITY 500 INDEX PORTFOLIO


                               TABLE OF CONTENTS

                      ii. Schedule of Portfolio Investments
                      xv. Statement of Assets and Liabilities
                     xvi. Statement of Operations
                    xvii. Statements of Changes in Net Assets
                   xviii. Financial Highlights
                     xix. Notes to Financial Statements

EQUITY 500 INDEX PORTFOLIO

SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2000
(UNAUDITED)

                                                                      SHARES                     VALUE
------------------------------------------------------------------------------------------------------------
COMMON STOCKS  (98.4% OF NET ASSETS)
3Com Corp. (a) ................................................       196,505                 $ 11,323,601
Abbott Laboratories ...........................................       871,006                   38,814,205
Adaptec, Inc. (a) .............................................        59,216                    1,347,164
ADC Telecommunications, Inc. (a) ..............................       169,919                   14,251,956
Adobe Systems, Inc. ...........................................        70,090                    9,111,700
Adolph Coors Co. - Class B ....................................        20,818                    1,259,489
Advanced Micro Devices, Inc. (a) ..............................        83,341                    6,438,092
AES Corp. (a) .................................................       258,282                   11,784,116
Aetna, Inc. ...................................................        80,969                    5,197,198
Aflac, Inc. ...................................................       150,684                    6,922,046
Agilent Technologies (a) ......................................       256,065                   18,884,794
Air Products and Chemicals, Inc. ..............................       129,942                    4,003,838
Alberto-Culver Co. - Class B ..................................        32,025                      978,764
Albertson's, Inc. .............................................       247,048                    8,214,346
Alcan Aluminium Ltd. ..........................................       123,929                    3,841,799
Alcoa, Inc. ...................................................       488,392                   14,163,368
Allegheny Technologies ........................................        57,678                    1,038,204
Allergan, Inc. ................................................        74,938                    5,582,881
Allied Waste Industries, Inc. (a) .............................        95,669                      956,690
Allstate Corp. ................................................       421,779                    9,384,583
Alltel Corp. ..................................................       179,979                   11,147,449
Altera Corp. (a) ..............................................       112,800                   11,498,550
ALZA Corp. (a) ................................................        57,850                    3,420,381
Amerada Hess Corp. ............................................        52,862                    3,264,228
Ameren Corp. ..................................................        71,679                    2,419,166
America Online, Inc. (a) ......................................     1,310,906                   69,150,291
American Electric Power Co. (a) ...............................       193,318                    5,727,046
American Express Co. ..........................................       757,320                   39,475,305
American General Corp. ........................................       140,044                    8,542,684
American Greetings Corp. - Class A ............................        43,077                      818,463
American Home Products Corp. ..................................       739,011                   43,416,896
American International Group, Inc. ............................       875,888                  102,916,840
American Power Conversion Corp. (a) ...........................        95,400                    3,893,512
Amgen, Inc. (a) ...............................................       578,021                   40,605,975
AMR Corp. (a) .................................................        83,807                    2,215,648
Amsouth Bancorp ...............................................       219,143                    3,451,502
Anadarko Petroleum Corp. ......................................        72,119                    3,556,368
Analog Devices, Inc. (a) ......................................       197,222                   14,988,872
Andrew Corp. (a) ..............................................        52,910                    1,775,792
Anheuser Busch Cos., Inc. .....................................       255,875                   19,110,664
AON Corp. .....................................................       146,820                    4,560,596
Apache Corp. ..................................................        67,465                    3,967,785
Apple Computer, Inc. (a) ......................................       183,194                    9,594,786

EQUITY 500 INDEX PORTFOLIO

JUNE 30, 2000
(UNAUDITED)

                                                                      SHARES                     VALUE
------------------------------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
Applied Materials, Inc. (a) ...................................       463,982                 $ 42,048,369
Archer-Daniels-Midland Co. ....................................       340,637                    3,342,501
Armstrong Holdings ............................................        23,346                      357,486
Ashland, Inc. .................................................        40,281                    1,412,353
Associates First Capital Corp. - Class A ......................       410,788                    9,165,707
AT&T Corp. ....................................................     1,795,922                   56,796,033
Autodesk, Inc. ................................................        34,662                    1,202,338
Automatic Data Processing, Inc. ...............................       357,270                   19,136,274
Autozone, Inc. (a) ............................................        79,388                    1,746,536
Avery Dennison Corp. ..........................................        63,889                    4,288,549
Avon Products, Inc. ...........................................       137,543                    6,120,663
Baker Hughes, Inc. ............................................       188,254                    6,024,128
Ball Corp. ....................................................        15,877                      511,041
Bank of America Corp. .........................................       938,793                   40,368,099
Bank of New York Co., Inc. ....................................       416,400                   19,362,600
Bank One Corp. ................................................       648,820                   17,234,281
Barrick Gold Corp. ............................................       224,106                    4,075,928
Bausch & Lomb, Inc. ...........................................        34,058                    2,635,238
Baxter International, Inc. ....................................       164,948                   11,597,906
BB&T Corp. ....................................................       195,415                    4,665,533
Bear Stearns Cos., Inc. .......................................        64,384                    2,679,984
Becton, Dickinson & Co. .......................................       142,484                    4,087,510
Bed, Bath & Beyond, Inc. (a) ..................................        80,170                    2,906,162
Bell Atlantic Corp. (a) .......................................       879,005                   44,664,442
BellSouth Corp. ...............................................     1,065,531                   45,418,259
Bemis Co., Inc. ...............................................        26,944                      905,992
Best Buy, Inc. (a) ............................................       115,836                    7,326,627
Bestfoods .....................................................       159,396                   11,038,173
Bethlehem Steel Corp. (a) .....................................        75,283                      268,196
Biogen, Inc. (a) ..............................................        84,812                    5,470,374
Biomet, Inc. ..................................................        63,910                    2,456,541
Black & Decker Corp. ..........................................        48,925                    1,923,364
BMC Software, Inc. (a) ........................................       137,387                    5,012,479
Boeing Co. ....................................................       491,453                   20,548,879
Boise Cascade Corp. ...........................................        32,436                      839,281
Boston Scientific Corp. (a) ...................................       237,089                    5,201,140
Briggs & Stratton Corp. .......................................        13,176                      451,278
Bristol-Myers Squibb Co. ......................................     1,123,136                   65,422,672
Broadcom Corp. - Class A (a) ..................................       120,000                   26,272,500
Brown-Forman Corp. - Class B ..................................        25,298                    1,359,767
Brunswick Corp. ...............................................        50,216                      831,702
Burlington Northern Santa Fe Corp. ............................       242,597                    5,564,569
Burlington Resources, Inc. ....................................       120,425                    4,606,256

EQUITY 500 INDEX PORTFOLIO

JUNE 30, 2000
(UNAUDITED)

                                                                      SHARES                     VALUE
------------------------------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
C P & L Energy ................................................        74,378                 $  2,375,447
C.R. Bard, Inc. ...............................................        28,986                    1,394,951
Cabletron Systems, Inc. (a) ...................................       103,435                    2,611,734
Campbell Soup Co. .............................................       239,297                    6,969,525
Capital One Financial Corp. ...................................       107,603                    4,801,784
Cardinal Health, Inc. .........................................       158,539                   11,731,886
Carnival Corp. - Class A ......................................       342,413                    6,677,053
Caterpillar, Inc. .............................................       200,712                    6,799,119
Cendant Corp. (a) .............................................       399,406                    5,591,684
Centex Corp. (a) ..............................................        34,221                      804,193
Centurytel, Inc. ..............................................        80,169                    2,304,859
Ceridian Corp. (a) ............................................        82,393                    1,982,582
Charles Schwab Corp. ..........................................       755,010                   25,387,211
Charter One Financial, Inc. ...................................       118,700                    2,730,100
Chase Manhattan Corp. .........................................       700,086                   32,247,711
Chevron Corp. .................................................       370,939                   31,460,264
Chubb Corp. ...................................................        96,689                    5,946,373
CIGNA Corp. ...................................................        95,456                    8,925,136
Cincinnati Financial Corp. ....................................        88,268                    2,774,925
Cinergy Corp. .................................................        94,369                    2,400,511
Circuit City Stores, Inc. .....................................       115,320                    3,827,182
Cisco Systems, Inc. (a) .......................................     3,955,648                  251,430,876
Citigroup .....................................................     1,901,058                  114,538,744
Citrix Systems, Inc. (a) ......................................       122,330                    2,316,624
Clear Channel Communications, Inc. (a) ........................       191,179                   14,338,425
Clorox Co. ....................................................       134,271                    6,017,019
CMS Energy ....................................................        62,772                    1,388,830
Coastal Corp. .................................................       122,002                    7,426,872
Coca-Cola Co. .................................................     1,398,103                   80,303,541
Coca-Cola Enterprises, Inc. ...................................       245,233                    4,000,363
Colgate-Palmolive Co. .........................................       330,277                   19,775,335
Columbia Energy Group .........................................        45,733                    3,001,228
Comcast Corp. - Special Class A (a) ...........................       508,458                   20,592,549
Comerica, Inc. ................................................        87,697                    3,935,403
Compaq Computer Corp. .........................................       959,909                   24,537,674
Computer Associates International, Inc. .......................       330,471                   16,915,984
Computer Sciences Corp. (a) ...................................        94,950                    7,091,578
Compuware Corp. (a) ...........................................       202,958                    2,105,689
Comverse Technology (a) .......................................        86,122                    8,009,346
ConAgra, Inc. .................................................       288,537                    5,500,237
Conexant Systems (a) ..........................................       119,900                    5,830,137
Conoco, Inc. - Class B ........................................       356,702                    8,761,493
Conseco, Inc. .................................................       184,500                    1,798,875

EQUITY 500 INDEX PORTFOLIO

JUNE 30, 2000
(UNAUDITED)

                                                                      SHARES                     VALUE
------------------------------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
Consolidated Edison, Inc. .....................................       126,736                 $  3,754,554
Consolidated Stores Corp. (a) .................................        63,351                      760,212
Constellation Energy Group, Inc. ..............................        75,134                    2,446,551
Convergys Corp. (a) ...........................................        84,700                    4,393,812
Cooper Industries, Inc. .......................................        57,832                    1,883,154
Cooper Tire & Rubber Co. ......................................        45,660                      507,967
Corning, Inc. .................................................       158,822                   42,862,087
Costco Wholesale Corp. (a) ....................................       251,705                    8,306,265
Countrywide Credit Industries, Inc. ...........................        63,361                    1,920,630
Crane Co. .....................................................        36,617                      890,251
Crown Cork & Seal Co., Inc. ...................................        90,446                    1,356,690
CSX Corp. .....................................................       125,521                    2,659,476
Cummins Engine Co., Inc. ......................................        27,803                      757,632
CVS Corp. .....................................................       222,184                    8,887,360
Dana Corp. ....................................................        90,717                    1,922,066
Danaher Corp. .................................................        80,080                    3,958,955
Darden Restaurants, Inc. ......................................        74,654                    1,213,127
Deere & Co. ...................................................       133,475                    4,938,575
Dell Computer Corp. (a) .......................................     1,453,350                   71,668,322
Delphi Automotive Systems .....................................       318,938                    4,644,535
Delta Air Lines, Inc. .........................................        73,039                    3,693,034
Deluxe Corp. ..................................................        43,490                    1,024,733
Dillard Department Stores, Inc. - Class A .....................        58,534                      717,041
Dollar General Corp. ..........................................       187,486                    3,655,977
Dominion Resources, Inc. ......................................       134,617                    5,771,704
Dover Corp. ...................................................       115,237                    4,674,301
Dow Chemical Co. ..............................................       372,807                   11,254,111
Dow Jones & Co., Inc. .........................................        49,036                    3,591,887
DTE Energy Co. ................................................        80,967                    2,474,554
Du Pont (E.I.) de Nemours & Co. ...............................       592,965                   25,942,219
Duke Power Co. ................................................       206,885                   11,663,142
Dun & Bradstreet Corp. ........................................        91,434                    2,617,298
Eastern Enterprises ...........................................        14,652                      923,076
Eastman Chemical Co. ..........................................        50,300                    2,401,825
Eastman Kodak Co. .............................................       178,212                   10,603,614
Eaton Corp. ...................................................        43,982                    2,946,794
Ecolab, Inc. ..................................................        73,428                    2,868,281
Edison International, Inc. ....................................       193,084                    3,958,222
El Paso Energy Corp. ..........................................       128,540                    6,547,506
Electronic Data Systems Corp. .................................       284,418                   11,732,242
Eli Lilly & Co. ...............................................       628,982                   62,819,577
EMC Corp. (a) .................................................     1,229,740                   94,613,121
Emerson Electric Co. ..........................................       246,970                   14,910,814

EQUITY 500 INDEX PORTFOLIO

JUNE 30, 2000
(UNAUDITED)

                                                                      SHARES                     VALUE
------------------------------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
Engelhard Corp. ...............................................        71,421                 $  1,218,621
Enron Corp. ...................................................       403,847                   26,048,131
Entergy Corp. .................................................       134,112                    3,646,170
Equifax, Inc. .................................................        76,876                    2,017,995
Exxon Mobil Corp. .............................................     1,985,363                  155,850,995
Fannie Mae ....................................................       570,689                   29,782,832
Federated Department Stores, Inc. (a) .........................       119,255                    4,024,856
Fedex Corp. (a) ...............................................       170,726                    6,487,588
Fifth Third Bancorp ...........................................       174,724                   11,051,293
First Data Corp. ..............................................       237,707                   11,796,210
First Union Corp. .............................................       558,808                   13,865,423
Firstar Corp. .................................................       560,374                   11,802,877
FirstEnergy Corp. .............................................       129,033                    3,016,146
Fleet Boston Financial Corp. ..................................       510,532                   17,358,088
Florida Progress Corp. ........................................        53,100                    2,489,062
Fluor Corp. ...................................................        43,490                    1,375,371
FMC Corp. (a) .................................................        17,575                    1,019,350
Ford Motor Co. ................................................       683,364                   29,384,652
Fort James Corp. ..............................................       122,666                    2,836,651
Fortune Brands, Inc. ..........................................        93,442                    2,155,006
FPL Group, Inc. ...............................................       100,924                    4,995,738
Franklin Resources, Inc. ......................................       142,247                    4,320,753
Freddie Mac ...................................................       389,746                   15,784,713
Freeport-McMoRan Copper & Gold, Inc. - Class B (a) ............        67,666                      625,910
Gannett Co., Inc. .............................................       150,928                    9,027,381
Gap, Inc. .....................................................       479,922                   14,997,562
Gateway Inc. (a) ..............................................       179,389                   10,180,326
General Dynamics Corp. ........................................       113,563                    5,933,667
General Electric Co. ..........................................     5,589,127                  296,223,731
General Mills, Inc. ...........................................       170,376                    6,516,882
General Motors Corp. ..........................................       303,042                   17,595,376
Genuine Parts Co. .............................................        99,650                    1,993,000
Georgia-Pacific Corp. .........................................        96,799                    2,540,974
Gillette Co. ..................................................       591,285                   20,658,020
Global Crossing Ltd. (a) ......................................       510,370                   13,429,111
Golden West Financial Corp. ...................................        94,009                    3,836,742
Goodrich (B.F.) Co. ...........................................        56,401                    1,921,159
Goodyear Tire & Rubber Co. ....................................        88,573                    1,771,460
GPU, Inc. .....................................................        68,803                    1,861,981
Great Atlantic & Pacific Tea Co., Inc. ........................        20,881                      347,147
Great Lakes Chemical Corp. ....................................        32,530                    1,024,695
GTE Corp. .....................................................       549,894                   34,230,901
Guidant Corp. (a) .............................................       174,252                    8,625,474

EQUITY 500 INDEX PORTFOLIO

JUNE 30, 2000
(UNAUDITED)

                                                                      SHARES                     VALUE
------------------------------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
H & R Block, Inc. .............................................        57,534                 $  1,862,663
H.J. Heinz Co. ................................................       205,385                    8,985,594
Halliburton Co. ...............................................       251,861                   11,884,691
Harcourt General, Inc. ........................................        43,229                    2,350,577
Harley-Davidson, Inc. .........................................       170,632                    6,569,332
Harrah's Entertainment, Inc. (a) ..............................        71,139                    1,489,473
Hartford Financial Services Group, Inc. .......................       123,849                    6,927,803
Hasbro, Inc. ..................................................       109,470                    1,648,892
HCA Healthcare Co. ............................................       319,016                    9,690,111
HEALTHSOUTH Corp. (a) .........................................       218,473                    1,570,275
Hercules, Inc. ................................................        60,147                      845,817
Hershey Foods Corp. ...........................................        76,958                    3,732,463
Hewlett-Packard Co. ...........................................       569,391                   71,102,701
Hilton Hotels Corp. ...........................................       204,943                    1,921,341
Home Depot, Inc. ..............................................     1,319,456                   65,890,334
Homestake Mining Co. ..........................................       126,503                      869,708
Honeywell International, Inc. .................................       450,710                   15,183,293
Household International, Inc. .................................       267,100                   11,101,344
Humana, Inc. (a) ..............................................        94,682                      461,575
Huntington Bancshares, Inc. ...................................       127,713                    2,019,462
Huttig Building Products, Inc. (a) ............................             2                            8
Illinois Tool Works, Inc. .....................................       169,816                    9,679,512
IMS Health, Inc. ..............................................       175,012                    3,150,216
Inco, Ltd. (a) ................................................        98,148                    1,509,025
Ingersoll-Rand Co. ............................................        92,312                    3,715,558
Intel Corp. ...................................................     1,906,165                  254,830,433
International Business Machines Corp. .........................     1,008,007                  110,439,767
International Flavors & Fragrances, Inc. ......................        59,815                    1,805,665
International Paper Co. .......................................       274,349                    8,179,030
Interpublic Group of Cos., Inc. ...............................       159,163                    6,844,009
ITT Industries ................................................        50,281                    1,527,285
J.C. Penney Co., Inc. .........................................       148,110                    2,730,778
Jefferson-Pilot Corp. .........................................        57,492                    3,244,705
Johnson & Johnson .............................................       788,360                   80,314,175
Johnson Controls, Inc. ........................................        44,502                    2,283,509
Kansas City Southern Industries ...............................        62,850                    5,574,009
Kaufman & Broad Home Corp. ....................................        27,739                      549,579
Kellogg Co. ...................................................       227,265                    6,761,134
Kerr-McGee Corp. ..............................................        52,314                    3,083,256
KeyCorp. ......................................................       246,722                    4,348,475
Kimberly Clark Corp. ..........................................       314,323                   18,034,282
KLA/Tencor Corp. (a) ..........................................       104,333                    6,110,001
Kmart Corp. (a) ...............................................       275,414                    1,876,258

EQUITY 500 INDEX PORTFOLIO

JUNE 30, 2000
(UNAUDITED)

                                                                      SHARES                     VALUE
------------------------------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
Knight-Ridder, Inc. ...........................................        49,668                 $  2,641,717
Kohls Corp. (a) ...............................................       184,528                   10,264,370
Kroger Co. (a) ................................................       472,029                   10,414,140
Leggett & Platt, Inc. .........................................       110,600                    1,824,900
Lehman Brothers, Inc. .........................................        68,289                    6,457,579
Lexmark International Group, Inc. - Class A (a) ...............        72,420                    4,870,245
Limited, Inc. .................................................       236,832                    5,121,492
Lincoln National Corp. ........................................       110,716                    3,999,616
Linear Technology Corp. .......................................       181,700                   11,617,444
Liz Claiborne, Inc. ...........................................        39,344                    1,386,876
Lockheed Martin Corp. .........................................       219,223                    5,439,471
Loews Corp. ...................................................        56,632                    3,397,920
Longs Drug Stores, Inc. .......................................        22,586                      491,246
Louisiana-Pacific Corp. .......................................        63,392                      689,388
Lowe's Cos., Inc. .............................................       216,745                    8,900,092
LSI Logic Corp. (a) ...........................................       166,812                    9,028,700
Lucent Technologies, Inc. .....................................     1,851,883                  109,724,068
Mallinckrodt Group, Inc. ......................................        41,785                    1,815,036
Manor Care, Inc. (a) ..........................................        58,220                      407,540
Marriott International ........................................       139,893                    5,044,891
Marsh and McLennan Cos., Inc. .................................       151,073                   15,777,686
Masco Corp. ...................................................       253,943                    4,586,845
Mattel, Inc. ..................................................       235,579                    3,106,698
Maxim Integrated Products, Inc. (a) ...........................       157,900                   10,727,331
May Department Stores Co. .....................................       188,608                    4,526,592
Maytag Corp. ..................................................        49,756                    1,834,753
MBIA, Inc. ....................................................        54,006                    2,602,414
MBNA Corp. ....................................................       455,003                   12,341,956
McDermott International, Inc. .................................        37,330                      328,971
McDonald's Corp. ..............................................       766,043                   25,231,541
McGraw-Hill, Inc. .............................................       112,459                    6,072,786
McKesson HBOC, Inc. ...........................................       157,720                    3,302,263
Mead Corp. ....................................................        55,820                    1,409,455
MediaOne Group (a) ............................................       346,221                   23,123,668
Medimmune Inc. (a) ............................................       124,700                    9,227,800
Medtronic, Inc. ...............................................       676,677                   33,706,973
Mellon Financial Corp. ........................................       278,220                   10,137,641
Merck & Co., Inc. .............................................     1,302,515                   99,805,212
Mercury Interactive Corp. (a) .................................        39,700                    3,840,975
Meredith Corp. ................................................        31,782                    1,072,643
Merrill Lynch & Co., Inc. .....................................       210,086                   24,159,890
MGIC Investment Corp. .........................................        66,131                    3,008,961
Micron Technology, Inc. (a) ...................................       316,798                   27,898,024

EQUITY 500 INDEX PORTFOLIO

JUNE 30, 2000
(UNAUDITED)

                                                                      SHARES                     VALUE
------------------------------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
Microsoft Corp. (a) ...........................................     2,978,519                 $238,281,520
Millipore Corp. ...............................................        25,176                    1,897,641
Minnesota Mining & Manufacturing Co. ..........................       226,013                   18,646,073
Molex, Inc. ...................................................       110,498                    5,317,716
Morgan Stanley Dean Witter Discover & Co. .....................       641,103                   53,371,825
Morgan, (J.P.) & Co., Inc. ....................................        91,965                   10,127,646
Motorola, Inc. ................................................     1,204,548                   35,007,176
Nabisco Group Holdings ........................................       180,329                    4,677,283
National City Corp. ...........................................       356,312                    6,079,574
National Semiconductor Corp. (a) ..............................        97,225                    5,517,519
National Service Industries, Inc. .............................        23,892                      465,894
Navistar International Corp. (a) ..............................        36,217                    1,124,991
NCR Corp. (a) .................................................        54,393                    2,117,927
Network Appliance, Inc. (a) ...................................       177,416                   14,281,988
New Century Energies, Inc. ....................................        60,071                    1,802,130
New York Times Co. - Class A ..................................        97,966                    3,869,657
Newell Rubbermaid, Inc. .......................................       160,245                    4,126,309
Newmont Mining Corp. ..........................................        97,393                    2,106,124
Nextel Communications, Inc. - Class A (a) .....................       439,360                   26,883,340
Niagara Mohawk Power Corp. (a) ................................       127,105                    1,771,526
NICOR, Inc. ...................................................        26,461                      863,290
Nike, Inc. ....................................................       157,489                    6,270,031
Nordstrom, Inc. ...............................................        77,922                    1,879,868
Norfolk Southern Corp. ........................................       213,203                    3,171,395
Nortel Networks Corp. .........................................     1,689,028                  115,276,161
Northern States Power Co. .....................................        65,419                    1,320,646
Northern Trust Corp. ..........................................       125,907                    8,191,824
Northrop Grumman Corp. ........................................        39,562                    2,620,983
Novell, Inc. (a) ..............................................       183,949                    1,701,528
Novellus Systems, Inc. (a) ....................................        65,101                    3,682,275
Nucor Corp. ...................................................        54,749                    1,816,982
Occidental Petroleum Corp. ....................................       209,111                    4,404,400
Office Depot, Inc. (a) ........................................       187,041                    1,169,006
Old Kent Financial Corp. ......................................        77,574                    2,075,105
Omnicom Group, Inc. ...........................................       100,623                    8,961,736
Oneok, Inc. ...................................................        16,020                      415,519
Oracle Corp. (a) ..............................................     1,616,366                  135,875,767
Owens Corning .................................................        31,773                      293,900
Owens-Illinois, Inc. (a) ......................................        82,512                      964,359
Paccar, Inc. ..................................................        43,399                    1,722,398
Pactiv Corp. (a) ..............................................       100,032                      787,752
Paine Webber Group, Inc. ......................................        80,981                    3,684,636
Pall Corp. ....................................................        68,970                    1,275,945

EQUITY 500 INDEX PORTFOLIO

JUNE 30, 2000
(UNAUDITED)

                                                                      SHARES                     VALUE
------------------------------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
Parametric Technology Corp. (a) ...............................       154,897                 $  1,703,867
Parker-Hannifin Corp. .........................................        63,370                    2,170,423
Paychex, Inc. .................................................       210,381                    8,836,002
PE Corp. - PE Biosystems Group ................................       116,640                    7,683,660
PECO Energy ...................................................       104,041                    4,194,153
People's Energy Corp. .........................................        19,200                      621,600
Peoplesoft, Inc. (a) ..........................................       151,094                    2,530,825
PepsiCo, Inc. .................................................       823,624                   36,599,792
Perkin Elmer, Inc. ............................................        26,313                    1,739,947
Pfizer, Inc. ..................................................     3,579,682                  171,824,736
PG&E Corp. ....................................................       231,869                    5,709,774
Pharmacia Corp. ...............................................       708,252                   36,607,775
Phelps Dodge Corp. ............................................        42,295                    1,572,845
Philip Morris Cos. ............................................     1,309,236                   34,776,581
Phillips Petroleum Co. ........................................       141,138                    7,153,932
Pinnacle West Capital Corp. ...................................        48,045                    1,627,524
Pitney Bowes, Inc. ............................................       150,276                    6,011,040
Placer Dome, Inc. .............................................       165,830                    1,585,749
PNC Bank Corp. ................................................       166,431                    7,801,453
Polaroid Corp. ................................................        24,963                      450,894
Potlatch Corp.  . . ...........................................        15,619                      517,379
PPG Industries, Inc. ..........................................        98,450                    4,362,566
PPL Corp. .....................................................        70,992                    1,557,387
Praxair, Inc. .................................................        90,062                    3,371,696
Procter & Gamble Co. ..........................................       745,693                   42,690,924
Progressive Corporation of Ohio ...............................        39,448                    2,919,152
Providian Financial Corp. .....................................        79,675                    7,170,750
Public Service Enterprise Group ...............................       122,784                    4,251,396
Pulte Corp. ...................................................        25,108                      542,961
Quaker Oats Co. ...............................................        74,929                    5,629,041
Qualcomm, Inc. (a) ............................................       417,788                   25,067,280
Quintiles Transnational Corp. (a) .............................        72,068                    1,017,961
Qwest Communications International, Inc. (a) ..................        15,052                      747,896
R.R. Donnelley & Sons Co. .....................................        72,667                    1,639,549
Radioshack Corp. ..............................................       109,619                    5,193,200
Ralston Purina Group ..........................................       171,658                    3,422,431
Raytheon Co. - Class B ........................................       192,893                    3,713,190
Reebok International Ltd. (a) .................................        29,758                      474,268
Regions Financial Corp. .......................................       122,161                    2,427,950
Reliant Energy ................................................       145,196                    4,292,357
Rite Aid Corp. ................................................       153,057                    1,004,437
Rockwell International Corp. ..................................       111,499                    3,512,219
Rohm & Haas Co. ...............................................       129,983                    4,484,414

EQUITY 500 INDEX PORTFOLIO

JUNE 30, 2000
(UNAUDITED)

                                                                      SHARES                     VALUE
------------------------------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
Rowan Cos., Inc. (a) ..........................................        47,276                 $  1,436,009
Royal Dutch Petroleum Co. .....................................     1,212,939                   74,671,557
Russell Corp. .................................................        19,646                      392,920
Ryder Systems, Inc. ...........................................        38,979                      738,165
Sabre Group Holdings, Inc. ....................................        68,960                    1,965,360
Safeco Corp.. .................................................        72,432                    1,439,586
Safeway, Inc. (a) .............................................       281,173                   12,687,932
Sanmina Corp. (a) .............................................        72,900                    6,232,950
Sapient Corp. (a) .............................................        32,700                    3,496,856
Sara Lee Corp. ................................................       492,555                    9,512,468
SBC Communications, Inc. ......................................     1,931,765                   83,548,836
Schering-Plough Corp. .........................................       831,316                   41,981,458
Schlumberger Ltd. .............................................       314,302                   23,454,787
Scientific-Atlanta, Inc. ......................................        89,116                    6,639,142
Seagate Technology, Inc. (a) ..................................       122,249                    6,723,695
Seagram Co. Ltd. ..............................................       245,303                   14,227,574
Sealed Air Corp. (a) ..........................................        47,345                    2,479,694
Sears, Roebuck & Co. ..........................................       200,049                    6,526,599
Sempra Energy .................................................       138,396                    2,352,732
Shared Medical Systems ........................................        17,384                    1,267,946
Sherwin-Williams Co. ..........................................        97,650                    2,068,959
Siebel Systems, Inc. (a) ......................................       115,700                   18,924,181
Sigma Aldrich Corp. ...........................................        58,611                    1,714,372
SLM Holding Corp. .............................................        91,748                    3,434,816
Snap-On Tools Corp. ...........................................        33,332                      887,465
Solectron Corp. (a) ...........................................       334,986                   14,027,539
Southern Co. ..................................................       367,400                    8,565,013
Southtrust Corp. ..............................................        99,984                    2,262,138
Southwest Airlines Co. ........................................       285,555                    5,407,698
Springs Industries, Inc. - Class A ............................         6,077                      195,603
Sprint Corp. ..................................................       493,014                   25,143,714
Sprint PCS (a) ................................................       515,393                   30,665,884
St. Jude Medical, Inc. (a) ....................................        47,631                    2,185,072
St. Paul Cos., Inc. ...........................................       120,154                    4,100,255
Stanley Works .................................................        49,794                    1,182,608
Staples, Inc. (a) .............................................       266,592                    4,098,852
Starbucks Corp. (a) ...........................................       100,800                    3,849,300
State Street Corp. ............................................        90,452                    9,593,565
Summit Bancorp ................................................       100,812                    2,482,496
Sun Microsystems, Inc. (a) ....................................       894,387                   81,333,318
Sunoco, Inc. ..................................................        53,113                    1,563,514
Suntrust Banks, Inc. ..........................................       171,263                    7,824,578
SuperValu, Inc. ...............................................        83,909                    1,599,515

EQUITY 500 INDEX PORTFOLIO

JUNE 30, 2000
(UNAUDITED)

                                                                      SHARES                     VALUE
------------------------------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
Synovus Financial Corp. .......................................       156,590                 $  2,759,899
Sysco Corp. ...................................................       189,462                    7,981,087
T. Rowe Price Associates, Inc. ................................        67,887                    2,885,198
Target Corp. ..................................................       248,111                   14,390,438
Tektronix, Inc. ...............................................        26,199                    1,938,726
Tellabs, Inc. (a) .............................................       227,589                   15,575,622
Temple Inland, Inc. ...........................................        31,050                    1,304,100
Tenet Healthcare Corp. ........................................       176,578                    4,767,606
Teradyne, Inc. (a) ............................................        96,497                    7,092,530
Texaco, Inc. ..................................................       314,175                   16,729,819
Texas Instruments, Inc. .......................................       926,358                   63,629,215
Textron, Inc. .................................................        83,912                    4,557,471
Thermo Electron Corp. (a) .....................................        89,545                    1,886,042
Thomas & Betts Corp. ..........................................        37,736                      721,701
Tiffany & Co. .................................................        34,100                    2,301,750
Time Warner, Inc. .............................................       734,771                   55,842,596
Times Mirror Co. - Class A ....................................        32,700                    2,963,438
Timken Co. ....................................................        33,548                      624,832
TJX Cos., Inc. ................................................       177,279                    3,323,981
Torchmark Corp. ...............................................        74,504                    1,839,318
Tosco Corp. ...................................................        81,486                    2,307,072
Toys 'R' Us, Inc. (a) .........................................       138,115                    2,011,300
Transocean Sedco ..............................................       116,142                    6,206,338
Tribune Co. ...................................................       133,460                    5,274,707
Tricon Global Restaurants, Inc. (a) ...........................        86,324                    2,438,653
TRW, Inc. .....................................................        65,667                    2,848,306
Tupperware Corp. ..............................................        33,231                      731,082
TXU Corp. .....................................................       149,653                    4,414,764
Tyco International Ltd. .......................................       957,517                   45,362,368
U.S. Bancorp ..................................................       426,201                    8,204,369
U.S. West, Inc. ...............................................       295,513                   25,340,240
Unicom Corp. ..................................................       100,711                    3,896,257
Unilever NV ...................................................       322,974                   13,887,882
Union Carbide Corp. ...........................................        75,897                    3,756,902
Union Pacific Corp. ...........................................       139,560                    5,189,888
Union Pacific Resources Group, Inc. ...........................       153,275                    3,372,050
Union Planters Corp. ..........................................        78,574                    2,195,161
Unisys Corp. (a) ..............................................       174,861                    2,546,413
United Technologies Corp. .....................................       268,674                   15,818,182
Unitedhealth Group, Inc. ......................................        96,091                    8,239,803
Unocal Corp. ..................................................       133,824                    4,432,920
Unumprovident Corp. ...........................................       135,912                    2,726,735
US Airways Group, Inc. (a) ....................................        40,406                    1,575,834

EQUITY 500 INDEX PORTFOLIO

JUNE 30, 2000
(UNAUDITED)

                                                                      SHARES                     VALUE
------------------------------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
UST, Inc. .....................................................        92,004                 $  1,351,309
USX - U.S. Steel Group ........................................        49,537                      919,531
USX Marathon Group ............................................       177,930                    4,459,371
V.F. Corp. ....................................................        65,111                    1,550,456
Veritas Software Corp. (a) ....................................       223,300                   25,236,389
Viacom, Inc. - Class B (a) ....................................       877,806                   59,855,397
Visteon Corp. .................................................        89,475                    1,084,883
Vulcan Materials Co. ..........................................        56,708                    2,420,723
W.R. Grace & Co. (a) ..........................................        40,741                      493,985
W.W. Grainger, Inc. ...........................................        52,610                    1,621,046
Wachovia Corp. ................................................       114,236                    6,197,303
Wal-Mart Stores, Inc. .........................................     2,544,723                  146,639,663
Walgreen Co. ..................................................       570,324                   18,357,304
Walt Disney Co. ...............................................     1,197,872                   46,492,407
Washington Mutual, Inc. .......................................       310,224                    8,957,718
Waste Management, Inc. ........................................       365,375                    6,942,125
Watson Pharmaceuticals (a) ....................................        55,191                    2,966,516
Wellpoint Health Networks, Inc. (a) ...........................        35,959                    2,604,780
Wells Fargo Co. ...............................................       912,626                   35,364,258
Wendy's International, Inc. ...................................        71,649                    1,276,248
Westvaco Corp. ................................................        53,569                    1,329,181
Weyerhaeuser Co. ..............................................       135,051                    5,807,193
Whirlpool Corp. ...............................................        41,942                    1,955,546
Willamette Industries, Inc. ...................................        60,554                    1,650,097
Williams Cos., Inc. ...........................................       245,907                   10,251,248
Winn Dixie Stores, Inc. .......................................        65,185                      932,960
Wm. Wrigley, Jr. Co. ..........................................        64,764                    5,193,263
Worldcom, Inc. (a) ............................................     1,623,131                   74,461,135
Worthington Industries, Inc. ..................................        47,942                      503,391
Xerox Corp. ...................................................       376,376                    7,809,802
Xilinx, Inc. (a) ..............................................       181,299                   14,968,499
Yahoo!, Inc. (a) ..............................................       305,545                   37,849,387
Young & Rubicam ...............................................        41,584                    2,378,085
------------------------------------------------------------------------------------------------------------

TOTAL COMMON STOCK (COST $4,923,424,736) ...................................................$7,128,372,492
============================================================================================================

EQUITY 500 INDEX PORTFOLIO

JUNE 30, 2000
(UNAUDITED)



                                                                    SHARES/
                                                               PRINCIPAL AMOUNT                  VALUE
-------------------------------------------------------------------------------------------------------------------------
SHORT TERM INSTRUMENTS (2.1% OF NET ASSETS)
MUTUAL FUNDS - 2.0%
Institutional Cash Management Fund ............................   141,630,208                 $141,630,208
-------------------------------------------------------------------------------------------------------------------------
     Total Mutual Funds .......................................................................141,630,208
-------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY BILLS - 0.1%
U.S. Treasury Bill, 5.61%, 9/7/00 (b) .........................  $ 11,550,000                   11,430,365
-------------------------------------------------------------------------------------------------------------------------
     Total U.S. Treasury Bills .................................................................11,430,365
-------------------------------------------------------------------------------------------------------------------------
     Total Short Term Instruments (Cost $153,059,511) .........................................153,060,573
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST $5,076,484,247) - 100.5% ...........................................$7,281,433,065
=========================================================================================================================
Liabilities in Excess of Other Assets - (0.5%) ................................................(37,447,720)
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS - 100.0% ........................................................................$7,243,985,345
=========================================================================================================================

(a)  Non-income producing security.
(b)  Held as collateral for futures contracts.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

EQUITY 500 INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                AS OF
                                                                                            JUNE 30, 2000
-------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments at Value (Cost of $5,076,484,247) ........................................     $7,281,433,065
Cash .................................................................................          3,087,847
Receivable for Shares of Beneficial Interest Subscribed ..............................          3,163,942
Receivable for Securities Sold .......................................................         11,239,840
Variation Margin Receivable ..........................................................          1,206,852
Dividends and Interest Receivable ....................................................          6,355,111
Other Assets .........................................................................            100,566
-------------------------------------------------------------------------------------------------------------------------
     Total Assets ....................................................................      7,306,587,223
-------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for Securities Purchased .....................................................          3,749,598
Payable for Shares of Beneficial Interest Redeemed ...................................         58,556,607
Due to Bankers Trust .................................................................            295,673
-------------------------------------------------------------------------------------------------------------------------
     Total Liabilities ...............................................................         62,601,878
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS ............................................................................... $7,243,985,345
=========================================================================================================================
COMPOSITION OF NET ASSETS
Paid-in Capital ......................................................................     $5,039,932,426
Net Unrealized Appreciation on
  Investments and Futures Contracts ..................................................      2,204,052,919
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS ............................................................................... $7,243,985,345
=========================================================================================================================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

EQUITY 500 INDEX PORTFOLIO

STATEMENT OF OPERATIONS

                                                                                                FOR THE SIX
                                                                                                MONTHS ENDED
                                                                                               JUNE 30, 2000
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends (net of foreign withholding tax of $335,264) .............................         $ 46,366,945
  Interest ...........................................................................              337,405
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME ..............................................................           46,704,350
-------------------------------------------------------------------------------------------------------------------------
EXPENSES
  Advisory Fees ......................................................................            2,348,749
  Administration and Services Fees ...................................................               98,084
  Professional Fees ..................................................................               17,252
  Trustees Fees ......................................................................                1,622
  Miscellaneous ......................................................................                  819
-------------------------------------------------------------------------------------------------------------------------
Total Expenses .......................................................................            2,466,526
-------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME ................................................................           44,237,824
=========================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FUTURES CONTRACTS
Net Realized Gain from Investment Transactions .......................................          828,725,066
Net Realized Loss from Futures Transactions ..........................................           (9,545,343)
Net Change in Unrealized Appreciation/Depreciation
  on Investments and Futures Contracts ...............................................         (944,339,124)
-------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Loss on
  Investments and Futures Contracts ..................................................         (125,159,401)
-------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM OPERATIONS ...........................................         $(80,921,577)
=========================================================================================================================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

EQUITY 500 INDEX PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 FOR THE SIX
                                                                 MONTHS ENDED              FOR THE YEAR ENDED
                                                                JUNE 30, 2000(a)            DECEMBER 31, 1999
                                                              -----------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net Investment income .........................................$   44,237,824               $  92,907,589
Net Realized Gain (Loss) from
  Investment and Futures Transactions .........................   819,179,723                 (26,748,772)
Net Change in Unrealized Appreciation/Depreciation on
  Investments and Futures Contracts ...........................  (944,339,124)              1,245,281,501
-------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets from Operations .......   (80,921,577)              1,311,440,318
-------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS
Proceeds from Capital Invested ................................ 2,113,458,132               4,399,103,297

Value of Capital Withdrawn ....................................(2,953,648,092)             (2,745,951,143)
Net Increase (Decrease) in Net Assets
  from Capital Transactions ...................................  (840,189,960)              1,653,152,154
TOTAL INCREASE (DECREASE) IN NET ASSETS .......................  (921,111,537)              2,964,592,472
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
Beginning of Period ........................................... 8,165,096,882               5,200,504,410
-------------------------------------------------------------------------------------------------------------------------
END OF PERIOD .................................................$7,243,985,345              $8,165,096,882
=========================================================================================================================

(a) Unaudited.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

EQUITY 500 INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS


Contained below are selected supplemental data and ratios to average net assets for the periods indicated for the Equity 500 Index Portfolio.


                                              FOR THE                                FOR THE YEARS ENDED DECEMBER 31,
                                           SIX MONTHS ENDED     -------------------------------------------------------------------
                                           JUNE 30, 2000 (a)          1999         1998          1997         1996        1995
-----------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, End of Period (000s omitted)... $7,243,985         $8,165,097   $5,200,504      $2,803,086   $1,925,224   $1,080,736
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:

   Net Investment Income...................       1.18%(b)           1.35%        1.50%           1.76%        2.20%        2.52%

   Expenses After Waivers..................      0.065%(b)(c)        0.08%        0.08%(d)        0.08%        0.10%        0.10%

   Expenses Before Waivers.................      0.065%(b)(c)        0.08%        0.10%           0.15%        0.15%        0.15%

Portfolio Turnover Rate....................         11%                13%           4%             19%          15%           6%


-------------------------------------------------------------------------------
(a) Unaudited.

(b) Annualized.

(c) Effective March 15, 2000, Bankers Trust contractually agreed to limit the annual operating expenses for the portfolio to 0.05% of the portfolio's average daily net assets.

(d) Effective May 6, 1998, Bankers Trust contractually agreed to limit its fees from the portfolio to the lesser of 0.005% or the amount that brings the total annual operating expenses up to 0.08% of the portfolio's average daily net assets.






THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                    xviii

EQUITY 500 INDEX PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2000

                      NOTE 1. ORGANIZATION AND SIGNIFICANT
                              ACCOUNTING POLICIES
A. Organization
The Equity 500 Index Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Portfolio was organized on December 11, 1991 as an unincorporated trust under the laws of New York and began operations on December 31, 1992. The Declaration of Trust permits the Board of Trustees (the "Trustees") to issue beneficial interests in the Portfolio.


B. Valuation of Securities
The Portfolio's investments are valued each business day by an independent pricing service approved by the Trustees. Securities traded on national exchanges or traded in the NASDAQ National Market System are valued at the last sales prices reported at the close of business each day. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations with remaining maturities of 60 days or less are valued at amortized cost that, with accrued interest, approximates value. Securities for which quotations are not available are stated at fair value as determined by the Trustees.


C. Security Transactions and Interest Income
Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and accretion of discount on investments. Expenses are recorded as incurred. Realized gains and losses from securities transactions are recorded on the identified cost basis.


All of the net investment income and realized and unrealized gains and losses from the securities transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.


D. Futures Contracts
The Portfolio may enter into financial futures contracts, which are contracts to buy a standard quantity of securities at a specified price on a future date. The Portfolio is required to deposit either cash or securities in an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio.


Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.


E. Federal Income Taxes
The Portfolio is considered a partnership under the Internal Revenue Code. Therefore, no federal income tax provision is required.


F. Other
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

                          NOTE 2. FEES AND TRANSACTIONS
                                 WITH AFFILIATES

The Portfolio has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"), an indirect wholly owned subsidiary of Deutsche Bank AG. The agreement provides for the Portfolio to pay Bankers Trust a fee, accrued daily and paid monthly, computed as a percentage of the average daily net asets of the Portfolio. Effective March 15, 2000, Bankers Trust agreed to limit the annual operating expenses of the Portfolio to .05% under the agreement. Under this agreement, the investment advisory fee and the administration and services fee have been reduced to .05% and .08%, respectively of the Portfolio's average daily net assets.


The Portfolio may invest in the Institutional Cash Management Fund (the "Cash Management Fund"), an open-end management investment company managed by Bankers Trust. The Cash Management Fund is offered as a cash management option to the Portfolio and other accounts managed by Bankers Trust. Distributions from the Cash Management Fund to the Portfolio for the six months ended June 30, 2000, amounted to $4,482,789 and are included in dividend income.


At June 30, 2000, the Portfolio was a participant with other affiliated entities in a revolving credit facility in the amount of $200,000,000, which expires April 27, 2001. A commitment fee on the average daily amount of the available commitment is payable on a quarterly basis and apportioned among all participants based on net assets. No amounts were drawn down or outstanding for this fund under the credit facility for the six months ended June 30, 2000.

EQUITY 500 INDEX PORTFOLIO

                          NOTE 3. PURCHASES AND SALES
                            OF INVESTMENT SECURITIES

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the six months ended June 30, 2000, were $831,032,886 and $1,545,748,872, respectively.


For federal income tax purposes, the tax basis of investments held at June 30, 2000, was $5,076,484,247. The aggregate gross unrealized appreciation was $2,591,087,303, and the aggregate gross unrealized depreciation was $386,138,485 for all investments as of June 30, 2000.

                            NOTE 4. FUTURES CONTRACTS

A summary of obligations under these financial instruments at June 30, 2000 is as follows:

-----------------------------------------------------------------------------------
Type of                                                                Unrealized
Future       Expiration    Contracts    Position     Market Value     Depreciation
-----------------------------------------------------------------------------------
S&P 500
Index         September
Futures         2000          165         Long       $60,559,125        $(895,899)
-----------------------------------------------------------------------------------


At June 30, 2000, the Portfolio segregated securities with a value of approximately $11,430,365 to cover margin requirements on open futures contracts.

                             Homestead Funds, Inc.
                             c/o PFPC, Inc.
                             P.O. Box 8987
                             Wilmington, DE 19899
                             1-800-258-3030

This report is authorized for distribution to shareholders and others who have received a copy of the prospectus.

Distributor: RE Investment Corporation